INFORMATION STATEMENT/PROSPECTUS
For the Reorganization of

Angel Oak High Yield Opportunities Fund
a series of Angel Oak Funds Trust
3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326
(404) 953-4900
into
Angel Oak High Yield Opportunities ETF
a series of Angel Oak Funds Trust
3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326
(404) 953-4900
and the Reorganization of
Angel Oak Total Return Bond Fund
a series of Angel Oak Funds Trust
3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326
(404) 953-4900
into
Angel Oak Mortgage-Backed Securities ETF
a series of Angel Oak Funds Trust
3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326
(404) 953-4900

January 29, 2024

Angel Oak High Yield Opportunities Fund
Angel Oak Total Return Bond Fund
each a series of Angel Oak Funds Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Rd. NE, Suite 1725 | Atlanta, Georgia 30326
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT/PROSPECTUS
This Information Statement/Prospectus is available at www.angeloakcapital.com.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

January 29, 2024
Dear Shareholder:

You are receiving this Information Statement/Prospectus because you own shares in one or both of the following funds (each, a “Target Fund”)

•Angel Oak High Yield Opportunities Fund
•Angel Oak Total Return Bond Fund

Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into exchange-traded funds (“ETFs”) through the reorganization of each Target Fund into a newly-created ETF (each an “Acquiring ETF” and together with the Target Funds, the “Funds”). ETFs are structurally different from mutual funds in several important aspects:

•A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

•A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s net asset value (“NAV”). An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.

• The Reorganizations will subject investors to certain ETF-specific risks, including the risk that shares of an Acquiring ETF will trade at market prices that may be above (premium) or below (discount) the Acquiring ETF’s NAV or that the Acquiring ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the Acquiring ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring ETF shares in the secondary market that shareholders do not experience as shareholders of the Target Funds.

Following the reorganizations, each Target Fund will be liquidated (each such reorganization and liquidation, a “Reorganization”). The Acquiring ETFs will continue to be managed by Angel Oak Capital Advisors, LLC (the “Adviser”). The Angel Oak High Yield Opportunities ETF will have the same investment objective and investment strategy as its corresponding Target Fund. The Angel Oak Mortgage-Backed Securities ETF will have the same investment objective, but a different investment strategy than its corresponding Target Fund which is described in the Information Statement/Prospectus. The mutual funds and ETFs, however, will have structurally different risk profiles. The management fee of the Acquiring High Yield ETF will be 0.55%, which is the same as the current management fee of the Target High Yield Fund, and will have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. As a result, the Angel Oak High Yield Opportunities ETF is expected to experience the same overall operating expenses as compared to its corresponding Target Fund after the applicable Target Fund fee waiver.
The management fee of the Acquiring MBS ETF will be 0.79%, which is higher than the current management fee of 0.50% for the Target Total Return Bond Fund. The Acquiring MBS ETF will also have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. The Acquiring MBS ETF is also subject to a contractual fee waiver and/or
1

expense reimbursement agreement to limit the Fund’s operating expenses (subject to only limited exceptions) to 0.49% of the Fund’s average daily assets through at least September 30, 2025. As a result, the overall expenses of the Angel Oak Mortgage-Backed Securities ETF after the applicable fee waiver are expected to be higher compared to its corresponding Target Fund after the applicable Target Fund fee waiver.
The Acquiring MBS ETF has adopted a Rule 12b-1 Distribution and Service Plan under which the Acquiring MBS ETF may bear a Rule 12b-1 fee not to exceed 0.25% per annum of its average daily net assets. However, no such fee is currently paid by the Acquiring MBS ETF, and the Fund does not currently have any plans to implement the Rule 12b-1 Plan and commence the payment of any fees pursuant thereto.
The table below lists the name of each Target Fund and its corresponding Acquiring ETF:

Target Fund		Acquiring ETF
Angel Oak High Yield Opportunities Fund (the “Target High Yield Fund”)	à	Angel Oak High Yield Opportunities ETF (the “Acquiring High Yield ETF”)
Angel Oak Total Return Bond Fund (the “Target Total Return Bond Fund”)	à	Angel Oak Mortgage-Backed Securities ETF (the “Acquiring MBS ETF”)
Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”), a form of which is included as Appendix A to these materials. Each Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.
Each Target Fund offers Class A shares, Class C shares, and Institutional Class shares, although Class C shares for the Target Funds and Class A shares for the Target Total Return Bond Fund never launched. As of the close of business on January 19, 2024, all outstanding Class A shares of the Target High Yield Fund were converted into Institutional Class shares of the Fund in anticipation of the Reorganization. Accordingly, at the time of each Reorganization, each Target Fund will have only one class of shares issued, Institutional Class shares. The Target Funds’ Institutional Class shares do not impose sales charges, redemption fees or distribution fees. Each Acquiring ETF offers a single class of shares with no sales charges, redemption fees, and currently, no distribution fees. The Adviser will pay all expenses incurred in connection with each Reorganization. Like the Target Funds, the Acquiring ETFs will be overseen by the same board of trustees and will have the same third-party service providers.
Additional information about the Acquiring ETFs is included in Appendix D of the Information Statement/Prospectus and in the Statement of Additional Information related to the Information Statement/Prospectus.
The Reorganizations are expected to produce multiple benefits for investors. The Funds’ Board of Trustees has approved each Reorganization based on its determination that it is in the best interests of the respective Target Fund and its shareholders. Expected benefits of the Reorganizations include:
1)Improved Efficiency: The ETF structure can provide benefits with respect to the management of capital gains distributions, allowing for potentially greater tax efficiency for shareholders.
2)Tax-Free Reorganization: The Reorganizations are intended to be structured such that shareholders will not recognize a taxable gain (or loss) for U.S. federal income tax purposes (except with respect to cash received or certain redemptions of Target Fund shares, as explained in later sections of this document). However, a Target Fund may recognize capital gains from the disposition of securities prior to the Reorganization which, to the extent not offset by capital losses, will be distributed and cause shareholders receiving such distribution to be subject to tax.
3)Additional Trading Flexibility: Target Fund shares, as with all mutual fund shares, are priced based on the Target Fund’s NAV, which is calculated as of 4:00 pm EST on days that the Target Fund is open for business. As such, investors subscribing for shares or redeeming shares obtain the price as of 4:00 pm EST. In contrast, Acquiring ETF shares will be listed and traded on an exchange throughout the day at market prices, which may be greater or less than the Acquiring ETF’s NAV. Assuming there is sufficient volume, Acquiring ETF shareholders will be able to purchase or sell their shares during any time the market is open, which may afford shareholders with a greater degree of liquidity. That said, each Acquiring ETF will continue to pursue a strategy that is most appropriate for long term investors.
Unlike a mutual fund’s shares, individual shares of ETFs are not available for purchase or sale directly through the ETF. Instead, individual ETF shares may only be purchased and sold in secondary market transactions through a broker. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the portfolio’s NAV.
2

4)Increased Transparency: As a shareholder of an Acquiring ETF, you will gain the benefit of full daily transparency into the underlying portfolio holdings of your Acquiring ETF. The Target Funds do not provide full daily transparency into their underlying portfolio holdings.
As a Target Fund Shareholder, you may choose to:
• maintain your current positions in a Target Fund and, if permitted by your current account type, receive shares of the respective Acquiring ETF on the date of the Reorganization, or
• if you do not wish to receive shares of the respective Acquiring ETF or your current account type does not permit you to hold ETF shares, redeem your shares of the Target Fund(s) prior to the Reorganization.
See below and the accompanying “Questions and Answers” a nd “Information Statement/Prospectus” for details about various account types.
The Information Statement/Prospectus provides greater detail regarding the differences, including risks and limitations, of investing in the Acquiring ETFs, as well as the mechanics of the Reorganizations and what to expect during and following the Reorganizations.
The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT - QUESTIONS AND ANSWERS that follows also includes a discussion of the impact to shareholders of the Reorganization, including the different features and risks of investing in an ETF, and a description of required actions for shareholders who hold shares of a Target Fund in accounts that cannot transact in ETF shares. These documents should be read carefully.

At a meeting held December 6, 2023, the Board of Trustees of each Target Fund, including all of the Independent Trustees ( i.e. , Trustees who are not “interested persons” of the Target Funds as that term is defined in the Investment Company Act of 1940), approved each Reorganization and determined, with respect to each Reorganization, that participation in the Reorganization is in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. In addition, the sole shareholder of the Target Total Return Bond Fund, the Angel Oak Multi-Strategy Income Fund, another series of the Trust, has approved the Reorganization involving the Target Total Return Bond Fund through a shareholder written consent. No shareholder vote is required to complete the Reorganizations. We are not asking you for a proxy and you are requested not to send us a proxy.

I mportantly, in order to receive shares of an Acquiring ETF as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring ETF). Your type of investment account may require further action by you or your financial intermediary to receive (or not receive) shares of an Acquiring ETF as follows:
• Brokerage accounts that can accept shares of an ETF — For shareholders holding shares of a Target Fund in brokerage accounts that can transact in ETF shares, no additional action is required prior to the Reorganization for the account to receive shares of an Acquiring ETF.
• Fund direct individual retirement accounts (“IRAs”) — If you hold your shares in an IRA directly with a Target Fund at the Target Fund’s transfer agent, your account is not able to receive ETF shares and your Target Fund shares will be liquidated as part of the Reorganization, which may result in tax considerations different from other shareholders. Consult your tax advisor for more information.
• Group retirement plan accounts — If you hold your shares of a Target Fund through a group retirement plan, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. The Funds are not responsible for the management of group retirement plan investments or for ensuring appropriate actions are taken by the plan’s financial intermediary prior to the Reorganizations. Please contact your plan’s financial intermediary for additional information.
• All other accounts held directly with a Target Fund at the Target Fund’s transfer agent — For other shares held directly with a Target Fund at the Target Fund’s transfer agent, the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring ETFs, until a brokerage account is identified.

If you do not currently hold your shares of a Target Fund through a brokerage account that can hold shares of an Acquiring ETF, please review the accompanying materials closely for additional actions that you must take to receive shares of an Acquiring ETF as part of a Reorganization. No further action is required for shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring ETF.

If you do not wish to participate in a Reorganization, you can exchange your Target Fund shares for shares of another Angel Oak mutual fund that is not participating in a Reorganization, as described in the relevant prospectus, or redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action.

3

The accompanying Information Statement/Prospectus provides more information about the Reorganizations. Please carefully review the additional information provided in this document. If you have questions, please call (855) 751-4324 (toll free).
Respectfully,

Adam Langley, President
Angel Oak Funds Trust
4

Angel Oak High Yield Opportunities Fund
Angel Oak Total Return Bond Fund
each a series of Angel Oak Funds Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Rd. NE, Suite 1725 | Atlanta, Georgia 30326
QUESTIONS AND ANSWERS
January 29, 2024
Question 1: What is this document and why did you send it to me?
Answer: You are receiving this Information Statement/Prospectus because you own shares in one or both of the following Funds: the Angel Oak High Yield Opportunities Fund and the Angel Oak Total Return Bond Fund (each, a “Target Fund” and, collectively, the “Target Funds”), each a series of Angel Oak Funds Trust (the “Trust”), a Delaware statutory trust.
Each Target Fund currently operates as an open-end mutual fund. These Target Funds will be reorganized into exchange-traded funds (“ETFs”) through the reorganization of each Target Fund into a newly-created ETF (each an “Acquiring ETF” and together with the Target Funds, the “Funds”). This document provides you with information about the Reorganizations as well as the Acquiring ETFs. The table below lists the name of each Target Fund and its corresponding Acquiring ETF:

Target Fund		Acquiring ETF
Angel Oak High Yield Opportunities Fund (the “Target High Yield Fund”)	à	Angel Oak High Yield Opportunities ETF (the “Acquiring High Yield ETF”)
Angel Oak Total Return Bond Fund (the “Target Total Return Bond Fund”)	à	Angel Oak Mortgage-Backed Securities ETF (the “Acquiring MBS ETF”)
Except as described below, if you remain a shareholder of a Target Fund on the Closing Date (as defined below) of a Reorganization, you will receive shares of the corresponding Acquiring ETF and, if you hold fractional shares of the Target Fund, cash that combined with the shares have the same value as your shares of the Target Fund on that date.
The Information Statement/Prospectus contains information that you should know, including additional information about the Acquiring ETFs in Appendix D and the Statement of Additional Information related to the Information Statement/Prospectus. The Information Statement/Prospectus should be retained for future reference.
Question 2: What is the purpose of each Reorganization?
Answer : The primary purpose of each Reorganization is to convert the Target Funds, which currently operate as mutual funds, into exchange-traded funds (“ETFs”). The Acquiring High Yield ETF will have the same investment objective and investment strategy as its corresponding Target Fund.
The Acquiring MBS ETF will have the same investment objective, but a different investment strategy than its corresponding Target Fund, which is described in the Information Statement/Prospectus. Each Acquiring ETF’s shares will be listed and traded on the NYSE Arca, Inc. exchange following the close of its Reorganization. Each Reorganization will be accomplished in accordance with the Plan.
Under the Plan, all of the assets and liabilities of a Target Fund will be transferred to its corresponding Acquiring ETF in exchange for shares of the Acquiring ETF of equivalent aggregate net asset value (“NAV”). Thus, as part of the Reorganization, your shares of a Target Fund will be exchanged for shares of equivalent aggregate NAV of its corresponding Acquiring ETF (aside from cash paid in lieu of fractional shares). Shares of an Acquiring ETF will be transferred to each shareholder’s brokerage account if the shareholder has a brokerage account that supports transactions in ETF shares. Information about how the Reorganization will affect shares held in fund direct individual retirement accounts, group retirement plan accounts, and other accounts held directly with a Target Fund at the Target Fund’s transfer agent is below in response to Question 7 and in the accompanying Information Statement/Prospectus.
Question 3: What are the differences between an ETF and a mutual fund?
Answer: ETFs are structurally different from mutual funds in several important aspects:

•A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. An ETF will not issue multiple classes of shares.

1

• A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

•A mutual fund will accept purchase and redemption orders from any shareholders on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price.
As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including:
• The ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the ETF shares bought or sold. This can be reflected as a spread between the bid and ask prices for the ETF quoted during the day or a premium or discount in the closing price from the ETF’s NAV.
• An active trading market for shares of the ETF may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to wider bid-ask spreads and variances between the market price of the ETF’s shares and the underlying value of those shares.
• In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to wider bid/ask spreads and differences between the market price of the ETF’s shares and the underlying value of those shares.

Following the Reorganizations, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring ETF shares in the secondary market that shareholders do not experience as shareholders of the Target Funds. Please see the paragraph labeled “ETF Risks” in the “SUMMARY COMPARISON OF THE FUNDS” section of the Information Statement/Prospectus accompanying these Questions & Answers for additional information.
Question 4: Why is the Reorganization occurring?
Answer: Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to both the Target Funds and Acquiring ETFs, has proposed that each Target Fund be reorganized into its corresponding Acquiring ETF because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of Target Fund shareholders. As discussed in more detail below, these shareholder benefits include additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.
Question 5: Has the Funds’ Board approved the Reorganizations?
Answer: Yes, the Board of Trustees of each Target Fund, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Target Funds as that term is defined in the Investment Company Act of 1940) (the “Board”) approved each Reorganization at a meeting held on December 6, 2023, after determining that the Reorganization is in the best interests of the respective Target Fund and Acquiring ETF. The Board determined that for each Target Fund, the relevant Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s shareholders’ interests will not be diluted as a result of the Reorganization.
Question 6: What information did the Board consider when evaluating the Reorganizations?
Answer: The Board considered each of the Reorganizations proposed by the Adviser and approved each Plan with respect to the respective Target Fund. In considering each Plan, the Board requested and received detailed information from the officers and representatives of the Adviser, regarding the relevant Reorganization, including: (1) the investment objectives, investment strategy, and fundamental investment policies of each Target Fund and the corresponding Acquiring ETF; (2) a comparison of the fees and expenses of the Funds; (3) the proposed plans for ongoing management, distribution, and operation of the respective Acquiring ETFs; (4) the impact of the Reorganization on the Target Fund and shareholders of the Target Fund; and (5) the specific terms of the Plan.
2

Question 7: How will the Reorganizations affect me as a shareholder?
Answer : If a Reorganization is consummated, you will cease to be a shareholder of the respective Target Fund. In order to receive shares of an Acquiring ETF as part of the Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring ETF) on the Closing Date of the Reorganization. Your type of investment account may require further action by you or your financial intermediary to receive (or not receive) shares of an Acquiring ETF as follows:
• Brokerage accounts that can accept shares of an ETF — For shareholders holding shares of a Target Fund in brokerage accounts that can transact in ETF shares, no additional action is required prior to the Reorganization for the account to receive shares of an Acquiring ETF. You will automatically become a shareholder of the respective Acquiring ETF. Upon completion of the Reorganization, you will receive shares of an Acquiring ETF and, if you hold fractional shares of the Target Fund, cash that combined with the shares have an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring ETFs are not issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares, which may be taxable.
• Fund direct individual retirement accounts (“IRAs”) — If you hold your shares in an IRA directly with a Target Fund at the Target Fund’s transfer agent, your account is not able to receive ETF shares and your Target Fund shares will be liquidated as part of the Reorganization, which may result in tax considerations different from other shareholders. Consult your tax advisor for more information.
• Group retirement plan accounts — If you hold your shares of a Target Fund through a group retirement plan, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, this transfer may be subject to tax. The Funds are not responsible for the management of group retirement plan investments or for ensuring appropriate actions are taken by the plan’s financial intermediary prior to the Reorganizations. Please contact your plan’s financial intermediary for additional information.
• All other accounts held directly with a Target Fund at the Target Fund’s transfer agent — For other shares held directly with a Target Fund at the Target Fund’s transfer agent, the ETF shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring Funds, until a brokerage account is identified.
In addition, after a Reorganization, individual shares of an Acquiring ETF may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of an Acquiring ETF after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Unlike a mutual fund’s shares, individual shares of ETFs are not available for purchase or sale directly through the ETF. Instead, individual ETF shares may only be purchased and sold in secondary market transactions through a broker. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the portfolio’s NAV.
Additionally, the ETF structure of the Acquiring ETF may provide certain benefits, including with respect to the management of capital gains distributions. In addition, as an ETF, each Acquiring ETF will operate with more transparency with respect to its portfolio holdings, with its holdings information made public each day on its website. Some investors may find this advantageous, as it may help them decide whether to invest or not; existing and potential shareholders can examine an ETF’s holdings and decide if the specific mix of holdings meets their needs. By contrast, mutual fund holdings are only disclosed quarterly.
Question 8 : Will the Reorganization affect the way my investments are managed?
Answer : No, with respect to the Target High Yield Fund. Yes, to some extent, with respect to the Target Total Return Bond Fund. The Acquiring High Yield ETF will have the same investment objective and the same investment strategy as the Target High Yield Fund. The Acquiring MBS ETF will have the same investment objective, but a different investment strategy than the Target Total Return Bond Fund. The Acquiring MBS ETF will pursue its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-backed securities, whereas the Target Total Return Bond Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The investment objectives, investment strategies and principal risks of each Acquiring ETF are described further below in the Information Statement/Prospectus in the section labeled “SUMMARY COMPARISON OF THE FUNDS — Principal Investment Objectives, Strategies, and Policies”.
3

Question 9: Will there be changes to the Target Funds’ Board of Trustees and service providers as a result of the Reorganizations?
Answer: No. The Target Funds and the Acquiring ETFs will have the same board of trustees, distributors, auditors, legal counsel, administrator, fund accounting agent, transfer agent, and custodian.
Question 10: Will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Funds?
Answer : Yes. The management fee of the Acquiring High Yield ETF will be 0.55%, which is the same as the current management fee of the Target High Yield Fund. The Acquiring High Yield ETF is expected to experience the same overall operating expenses as compared to its corresponding Target Fund after the applicable Target Fund fee waiver, because the Acquiring High Yield ETF will have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions.
The management fee of the Acquiring MBS ETF will be 0.79%, which is higher than the current management fee of 0.50% for the Target Total Return Bond Fund. The Acquiring MBS ETF will also have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. The Acquiring MBS ETF is also subject to a contractual fee waiver and/or expense reimbursement agreement to limit the Fund’s operating expenses (subject to only limited exceptions) to 0.49% of the Fund’s average daily assets through at least September 30, 2025. As a result, the overall expenses of the Acquiring MBS ETF after the applicable fee waiver are expected to be higher compared to its corresponding Target Fund after the applicable Target Fund fee waiver, and such expenses could increase after the expiration of the waiver.
In addition, there may be other fees and costs incurred by shareholders associated with the Acquiring ETFs, for example brokerage fees, that were not reflected in the previous fee structure for the Target Funds. The Acquiring MBS ETF has adopted a Rule 12b-1 Distribution and Service Plan under which the Acquiring MBS ETF may bear a Rule 12b-1 fee not to exceed 0.25% per annum of its average daily net assets. However, no such fee is currently paid by the Acquiring MBS ETF, and the Fund does not currently have any plans to implement the Rule 12b-1 Plan and commence the payment of any fees pursuant thereto.
Additional information regarding the fees and expenses for each Target Fund and the pro forma fees and expenses of the Acquiring ETFs can be found under “SUMMARY COMPARISON OF THE FUNDS - Fees and Expenses.”
Question 11 : Are there any differences in risks between a Target Fund and its respective Acquiring ETF?
Answer : The Acquiring MBS ETF will pursue a different investment strategy than its Target Fund counterpart, and will have different risks associated with that new investment strategy. The Target High Yield Fund and the Acquiring High Yield ETF have substantially the same investment risks. In addition, each Acquiring ETF is subject to certain risks unique to operating as an ETF, including market trading risk and premium/discount risk. Additional information about these risks can be found later in the Information Statement/Prospectus in the section labeled “SUMMARY COMPARISON OF THE FUNDS — Principal Risks” .
Question 12: Are there other benefits that I will experience as a shareholder of an Acquiring ETF?
Answer: Yes. As a shareholder of an Acquiring ETF you will benefit from increased transparency, the potential for enhanced tax efficiency, and additional trading flexibility.
Transparency: Compared to mutual funds, ETFs generally operate with more transparency as to their portfolio holdings. Following the Reorganizations, the Acquiring ETFs, like other transparent ETFs, will make their portfolio holdings publicly available each day. This portfolio holdings information, along with other information about the Acquiring ETFs, will be available on the Adviser’s website at www.angeloakcapital.com.
Tax Efficiency : Typically, when the portfolio securities of a mutual fund are sold, either to rebalance holdings or to raise cash for redemptions, the sale can generate a capital gain or loss that will have an impact on all taxable shareholders of the mutual fund if such fund distributes (or is deemed to distribute) net capital gains to shareholders. In contrast, the mechanics of the creation and redemption process for ETFs allows for the possibility of the contribution of and redemption of securities in kind. The in-kind redemption of securities by an ETF to satisfy redemption requests generally does not trigger the recognition of a capital gain or loss by such ETF. As a result, to the extent that an ETF redeems securities in-kind, such ETF may be less likely to make a capital gain distribution to eliminate entity level taxation, thereby enabling shareholders in the ETF to only recognize a capital gain or loss on their investment in the ETF when they sell their ETF shares. To the extent an ETF redeems securities in cash, however, the redemption will generate a capital gain or loss impacting shareholders in the same manner as a mutual fund redemption.
Purchases and Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or redemption at the next-calculated NAV per share at the end of the trading day. This means that when an investor decides to purchase or redeem shares of an ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. However, the market price of the ETF may be higher (premium) or lower (discount) than the ETF’s NAV per share and likely will not be the same as the ETF’s next calculated NAV at the close of the trading day.
Purchases and Sales only through a Broker: Unlike a mutual fund’s shares, individual shares of ETFs are not available for purchase or sale directly through the ETF. Instead, individual ETF shares may only be purchased and sold in secondary market transactions through a broker. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage
4

or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the portfolio’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, versus that of an ETF’s NAV, which is calculated at the end of each business day. When available, recent information regarding each Acquiring ETF’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Adviser’s website.
Question 13: Who will bear the costs associated with the Reorganizations?
Answer: The Adviser will bear the costs incurred by the Funds associated with the Reorganizations either by paying the expenses directly or by waiving fees or reimbursing expenses to offset any costs incurred by the Funds. The Adviser will pay for these costs, pursuant to the Plan, whether or not the Reorganizations are consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will be borne by the Funds and not be covered by the Adviser.
Question 14: When are the Reorganizations expected to occur?
Answer: The Adviser is anticipating that the closing of each Reorganization will take place on or around February 16, 2024 (the “Closing Date”). This date could be delayed. The Target Funds will publicly disclose updates on material developments throughout the process.
Question 15: Will a Reorganization result in any taxes?
Answer : Each Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that neither you nor a Target Fund will recognize a gain or loss as a direct result of the Reorganization of a Target Fund (except with respect to cash received by a shareholder for fractional shares of a Target Fund, if any). The holding period and aggregate tax basis for the Acquiring ETF shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you held prior to the Reorganization. Capital gains from securities sales by the Target Funds prior to the Reorganizations may be distributed by the Acquiring ETFs after the Reorganizations. If you choose to redeem your Target Fund shares prior to the consummation of a Reorganization, or if your shares are redeemed under the circumstances described herein, the redemption will generally result in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Please see the section of the accompanying Information Statement/Prospectus labeled “KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION — Federal Income Tax Consequences of each Reorganization” for additional information.
Shareholders should consult their tax advisers about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.
Question 16: Will my basis change as a result of a Reorganization?
Answer: No, your aggregate tax basis for federal income tax purposes of Acquiring ETF shares that you receive in the Reorganization will be the same as the basis of the Target Fund shares that you exchanged as part of the Reorganization (but will not include the basis of any fractional shares redeemed for cash prior to the Reorganization).
Question 17: Will I be charged a commission or other fee as a result of a Reorganization?
Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question 18 : Will a Reorganization affect my ability to buy and sell shares?
Answer : Yes. You can purchase, redeem or exchange Target Fund shares until February 16, 2024. Any shares not redeemed by the date of the Reorganization, which we expect will be February 16, 2024, will be exchanged for shares of the corresponding Acquiring ETF.
After the Reorganizatio n, individual shares of an Acquiring ETF may only be purchased and sold on the NYSE Arca, Inc. exchange, other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of an Acquiring ETF after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring ETF shares trade at market prices rather than at NAV, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees on many platforms.
5

Question 19: What do I need to do to prepare for a Reorganization?
Answer : It is important for you to determine that you hold your shares of the Target Funds in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization. If you hold your shares of a Target Fund in an account directly with the Target Fund at the Target Funds’ transfer agent or in a brokerage account with a financial intermediary that does not allow you to hold ETF shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided below to help you determine your account type and provide information about changing your type of account if necessary.
Shares of an Acquiring ETF will be transferred to each shareholder’s brokerage account if the shareholder has a brokerage account that supports transactions in ETF shares. Information about how the Reorganization will affect shares held in fund direct individual retirement accounts, group retirement plan accounts, and other accounts held directly with a Target Fund at the Target Fund’s transfer agent is below in response to Question 7 and in the accompanying Information Statement/Prospectus.
Question 20: Who do I call if I have questions?
Answer: If you have questions, please call (855) 751-4324 (toll free).

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT QUESTIONS AND ANSWERS
This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.
Question 21: What do I need to do about my account prior to a Reorganization?
Answer: The following provides information to determine whether you will need to take action prior to a Reorganization with respect to your Target Fund’s shares based on the characteristics of your account.
Accounts that Require No Action
If you hold your shares of a Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of an Acquiring ETF.
Accounts that Require Action
Transfer Agent Accounts – If you hold your shares of a Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, you should transfer your shares of the Target Fund to a brokerage account that permits investment in ETF shares prior to the Reorganization. You have a Transfer Agent Account if you receive quarterly account statements directly from a Target Fund and not from a third-party broker-dealer.
Non-Accommodating Brokerage Accounts – If you hold your shares of a Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.
If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary. Please see the section of the accompanying Information Statement/Prospectus labeled “KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION — Federal Income Tax Consequences of each Reorganization” for additional information.

Question 22 : What if I own fund shares through a direct Individual Retirement Account (IRA) or group retirement plan?
Answer : If you hold shares of a Target Fund through a direct individual retirement account and do not take action prior to the Reorganization, your Target Fund shares will be liquidated for cash equal in value to your Target Fund shares, which may have tax implications. Alternatively, if you hold your shares of a Target Fund through a group retirement plan, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. Please see the section of the accompanying Information Statement/Prospectus labeled “KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION — Federal Income Tax Consequences of each Reorganization” for additional information.
Question 23: How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?
Answer: Transferring your shares from a Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
6

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Question 24: How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?
Answer: The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.
Question 25: What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?
Answer: If your Target Fund shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Funds, then the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring Funds, until a brokerage account is identified. For information about an account, you can contact the transfer agent by calling 1-800-617-0004.
Question 26. Can I purchase, redeem or exchange my Target Fund shares before the Reorganization takes place? What if I do not want to own shares of an Acquiring ETF?
Answer: Yes. You can purchase, redeem or exchange shares of a Target Fund as usual until the Reorganization occurs. You may redeem your Target Fund shares or exchange your Target Fund shares for shares of another Angel Oak mutual fund that is not participating in a Reorganization at any time before the Reorganization takes place. Direct shareholders can redeem their shares by calling the customer service team at (855) 751-4324 (toll free). If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We don’t recommend additional purchase transactions for direct shareholders during this Reorganization process.
Prior to redeeming or exchanging your Target Fund shares, you should consider the tax consequences associated with either action. Redemption or exchange of your Target Fund shares will be a taxable event if you hold your shares in a taxable account. You may redeem or exchange your Target Fund shares at any time before Reorganization takes place, which is anticipated to occur on or about February 16, 2024 (the “Closing Date”). Any shares not redeemed before the Closing Date will be exchanged for shares of the corresponding Acquiring ETF.

7

INFORMATION STATEMENT/PROSPECTUS
January 29, 2024
For the Reorganization of

Angel Oak High Yield Opportunities Fund a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (404) 953-4900	into	Angel Oak High Yield Opportunities ETF a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (404) 953-4900

Angel Oak Total Return Bond Fund a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (404) 953-4900	into	Angel Oak Mortgage-Backed Securities ETF a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (404) 953-4900

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is furnished to you as a shareholder of one or both of the following Angel Oak mutual funds: Angel Oak High Yield Opportunities Fund and Angel Oak Total Return Bond Fund (each a “Target Fund”). After careful consideration, each Target Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), has recommended, and the Board of Trustees for the Funds (the “Angel Oak Board” or the “Board”) has approved, the reorganization of each Target Fund into Angel Oak High Yield Opportunities ETF and Angel Oak Mortgage-Backed Securities ETF (each an “Acquiring ETF”), respectively. In addition, the sole shareholder of the Angel Oak Total Return Bond Fund, the Angel Oak Multi-Strategy Income Fund, another series of the Trust, has approved the Reorganization involving the Angel Oak Total Return Bond Fund through a shareholder written consent. Each of the Target Funds and Acquiring ETFs are series of Angel Oak Funds Trust, a Delaware statutory trust (the “Trust”) and may be referred to together as the “Funds.”
The Plan provides that all of the assets of each Target Fund will be transferred to the corresponding Acquiring ETF in exchange for shares of beneficial interest (“shares”) of the Acquiring ETF and the Acquiring ETF’s assumption of the Target Fund’s liabilities. Each Acquiring ETF operates as an exchange-traded fund (“ETF”), which is different than its corresponding Target Fund, which is structured as a mutual fund. Most notably, the shares of each Acquiring ETF will be listed and trade on the NYSE Arca, Inc. exchange (the “Exchange”), enabling individual shareholders to buy and sell Acquiring ETF shares at any time during the Exchange’s trading hours. Unlike with the Target Funds, individual shareholders may not purchase and redeem shares directly from the Acquiring ETFs.
The table below shows the Target Funds and corresponding Acquiring ETFs.

Target Fund		Acquiring ETF
Angel Oak High Yield Opportunities Fund (the “Target High Yield Fund”)	à	Angel Oak High Yield Opportunities ETF (the “Acquiring High Yield ETF”)
Angel Oak Total Return Bond Fund (the “Target Total Return Bond Fund”)	à	Angel Oak Mortgage-Backed Securities ETF (the “Acquiring MBS ETF”)

The Acquiring High Yield ETF will have the same investment objective and investment strategy as its corresponding Target Fund. The Acquiring MBS ETF will have the same investment objective, but a different investment strategy than its corresponding Target Fund. Shares of the Target Fund will be exchanged for shares of equal value of the corresponding Acquiring ETF as of the closing date of the Reorganization in complete liquidation and dissolution of the Target Fund. There will be no change in investment adviser. There are differences in:
•how the Acquiring ETFs are distributed,
•purchase procedures for the Acquiring ETFs, and
•redemption procedures for the Acquiring ETFs.

With respect to the Acquiring MBS ETF, after the reorganization transaction occurs, the management fee and total expense ratio, after any applicable fee waiver is expected to be higher compared to its corresponding Target Fund. With respect to the Acquiring High Yield ETF, after the reorganization transaction occurs, the total expense ratio, after any applicable fee waiver, is expected to be the same as its corresponding Target Fund. The Acquiring MBS ETF has adopted a Rule 12b-1 Distribution and
i

Service Plan under which the Acquiring MBS ETF may bear a Rule 12b-1 fee not to exceed 0.25% per annum of its average daily net assets. However, no such fee is currently paid by the Acquiring MBS ETF, and the Fund does not currently have any plans to implement the Rule 12b-1 Plan and commence the payment of any fees pursuant thereto. More information about each Acquiring ETF’s investment objectives, investment strategy, principal risks and fees can be found herein under the heading “SUMMARY COMPARISON OF THE FUNDS.”
The following documents containing additional information about the Target Funds and the Acquiring ETFs, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Information Statement/Prospectus:
• the Statement of Additional Information dated January 29, 2024, relating to this Information Statement/Prospectus (the “Information Statement/SAI”);
•the Prospectus of the Target Funds, dated May 31, 2023, as amended and supplemented (the “Target Funds’ Prospectus”) (File Nos. 333-197427 and 811-22980);
•the Statement of Additional Information of the Target Funds, dated May 31, 2023, as amended and supplemented (the “Target Funds’ SAI”) (File Nos. 333-197427 and 811-22980);
•the Annual Report for the Target Funds for the fiscal year ended January 31, 2023 (the “Target Funds’ Annual Report”) (File No. 811-22980); and
•the Semi-Annual Report for the Target Funds for the fiscal period ended July 31, 2023 (the “Target Funds’ Semi-Annual Report”) (File No. 811-22980).
This Information Statement/Prospectus will be mailed on or about February 3, 2024 to shareholders of record of the Target Funds as of November 30, 2023.
The Target Funds’ Prospectus and the Target Funds’ Annual and Semi-Annual Reports have previously been delivered to shareholders of the Target Funds. Additional information about the Acquiring ETFs that will be included in the Acquiring ETFs’ Prospectus, when available, is included in Appendix D to this Information Statement/Prospectus. The Acquiring ETFs are newly-organized and currently have no assets or liabilities. The Acquiring ETFs have been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Target Funds and will not commence operations until the date of the Reorganization.
Copies of the Information Statement/Prospectus, Information Statement/SAI, and any of the foregoing documents relating to the Target Funds are available upon request and without charge by writing the Target Funds at c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by visiting the Target Funds’ website at www.angeloakcapital.com, or by calling (855) 751-4324. Copies of documents relating to the Acquiring ETFs, when available, may be obtained upon request and without charge by writing to the Acquiring ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling (toll-free) at (855) 751-4324 (toll free) or visiting www.angeloakcapital.com.

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Funds or the Acquiring ETFs is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

ii

THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATION
The Angel Oak Board, including all of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Plan, pursuant to which each Target Fund will reorganize into its respective corresponding Acquiring ETF and upon the closing of the Reorganizations, each Target Fund shareholder will become a shareholder of the corresponding Acquiring ETF, except as noted below.
Investment Objectives and Policies
The Angel Oak High Yield Opportunities ETF will have the same investment objective and investment strategy as its corresponding Target Fund. The Angel Oak Mortgage-Backed Securities ETF will have the same investment objective, but different investment strategies than its corresponding Target Fund. The Angel Oak Mortgage-Backed Securities ETF will pursue its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-backed securities, whereas the Angel Oak Total Return Bond Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. Additional information about the Target Funds’ and Acquiring ETFs’ investment objectives, investment strategies, and investment policies and restrictions is included herein under the heading “SUMMARY COMPARISON OF THE FUNDS.”
Distribution, Purchase, and Redemption Procedures
Each Acquiring ETF operates as an ETF, which is different than its corresponding Target Fund, which is structured as a mutual fund. Most notably, the shares of each Acquiring ETF will be listed and trade on the NYSE Arca, Inc. exchange (the “Exchange”), enabling individual shareholders to buy and sell Acquiring ETF shares at any time during the Exchange’s trading hours. Unlike with the Target Funds, individual shareholders may not purchase and redeem shares directly from the Acquiring ETFs.
Should you decide to purchase or sell shares of an Acquiring ETF after a Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Unlike a mutual fund’s shares, individual shares of ETFs are not available for purchase or sale directly through the ETF. Instead, individual ETF shares may only be purchased and sold in secondary market transactions through a broker. When buying or selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the portfolio’s NAV.
Federal Tax Treatment
For U.S. federal income tax purposes, each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, a Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder, if any), the holding period for the Acquiring ETF shares that you receive will include the holding period for the Target Fund shares you surrendered, and the aggregate tax basis for the Acquiring ETF shares that you receive will be the same as the aggregate tax basis of the Target Fund shares that you surrender, in the Reorganization. As a condition precedent to the Reorganization, the Trust will receive an opinion from tax counsel confirming such tax treatment. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.
Principal Risk Factors Comparison
The Acquiring MBS ETF will pursue a different investment strategy than its Target Fund counterpart, and will have different risks associated with that new investment strategy. The Target High Yield Fund and the Acquiring High Yield ETF have substantially the same investment risks. In addition, each Acquiring ETF is subject to certain risks unique to operating as an ETF, including:
• The ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the ETF shares bought or sold. This can be reflected as a spread between the bid and ask prices for the ETF quoted during the day or a premium or discount in the closing price from the ETF’s NAV.
• An active trading market for shares of the ETF may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to wider bid-ask spreads and variances between the market price of the ETF’s shares and the underlying value of those shares.

• In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to wider bid/ask spreads and differences between the market price of the ETF’s shares and the underlying value of those shares.
Fees and Expenses of the Funds
The table below describes the fees and expenses that you would pay if you were to buy, hold, and sell shares of a Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring ETF after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal semi-annual period ended July 31, 2023. Expenses for each Acquiring ETF are pro forma operating expenses of the Acquiring ETF for the same period, assuming the Reorganization had occurred prior to the start of the period. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, deferred sales load, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring ETF shares from the Reorganization.
High Yield Funds

Fees and Expenses	Target High Yield Fund (Institutional Class Shares)		Acquiring High Yield ETF (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%		0.55%	(1)
Distribution (12b-1) Fees	None		None
Other Expenses	0.38%		0.00%
Total Annual Fund Operating Expenses	0.93%		0.55%	(2)
Fee Waiver and/or Expense Reimbursement	-0.38%	(3)	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.55%		0.55%
(1)The Acquiring High Yield ETF will have a unitary fee structure pursuant to which the Adviser will pay the Fund’s operating expenses except for the advisory fees, payments under the Fund’s Rule 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Restated to reflect the unitary fee structure of the Acquiring High Yield ETF as if it were in effect during the previous fiscal year.
(3) Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.55% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2024. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. After the Reorganization is consummated, the Adviser will not retain any right to recoup any fees waived or expenses reimbursed pursuant to the Target Fund’s expense limitation agreement.
Total Return/MBS Funds

Fees and Expenses	Target Total Return Bond Fund (Institutional Shares)		Acquiring MBS ETF (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.79%	(1)
Distribution (12b-1) Fees	None		None
Other Expenses	0.59%		0.00%
Total Annual Fund Operating Expenses	1.09%		0.79%	(2)
Fee Waiver and/or Expense Reimbursement	-0.65%	(3)	-0.30%	(4)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.44%		0.49%

(1)The Acquiring MBS ETF will have a unitary fee structure pursuant to which the Adviser will pay the Fund’s operating expenses except for the advisory fees, payments under the Fund’s Rule 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Restated to reflect the unitary fee structure of the Acquiring MBS ETF as if it were in effect during the previous fiscal year.
(3) Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.44% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2024. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. After the Reorganization is consummated, the Adviser will not retain any right to recoup any fees waived or expenses reimbursed pursuant to the Target Fund’s expense limitation agreement.
(4)The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser which are waived), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.49% of the Fund’s average daily net assets (the “Expense Limit”) through September 30, 2025. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.
Example
The Example below is intended to help you compare the cost of investing in shares of a Target Fund with the cost of investing in shares of the corresponding Acquiring ETF on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same (taking into account each Target Fund’s and the Acquiring MBS ETF’s contractual expense limitation agreement in place for one year). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of an Acquiring ETF. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
High Yield Funds

	One Year	Three Years	Five Years	Ten Years
Target High Yield Fund	$56	$258	$478	$1,108
Acquiring High Yield ETF – (pro forma)	$56	$176	$307	$689
Total Return/MBS Funds

	One Year	Three Years	Five Years	Ten Years
Target Total Return Bond Fund	$45	$282	$538	$1,270
Acquiring MBS ETF – (pro forma)	$50	$222	$409	$950
ADDITIONAL INFORMATION ABOUT THE PROPOSED REORGANIZATION
Pursuant to the Plan, each Target Fund, which is currently operated as a mutual fund, will be reorganized into a newly-created ETF through the reorganization of the Target Fund into its corresponding Acquiring ETF. The Reorganizations will be accomplished through the transfer of a Target Fund’s assets to its corresponding Acquiring ETF, the assumption of the Target Fund’s liabilities by the Acquiring ETF, the distribution of the Acquiring ETF shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. Shares of an Acquiring ETF issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the corresponding Target Fund transferred to the Acquiring ETF, less the Target Fund’s liabilities that the Acquiring ETF assumes. As a result of the Reorganization, existing shareholders of a Target Fund will become shareholders of the corresponding Acquiring ETF. Shareholders of a Target Fund will receive shares of the corresponding Acquiring ETF with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization, except as noted below.
Shares of an Acquiring ETF will be transferred to each shareholder’s brokerage account if the shareholder has a brokerage account that supports transactions in ETF shares. Information about how the Reorganization will affect shares held in fund direct individual retirement accounts, group retirement plan accounts, and other accounts held directly with a Target Fund at the Target Fund’s transfer agent is below in response to Question 7 and in the accompanying Information Statement/Prospectus.
Importantly, in order to receive shares of an Acquiring ETF as part of a Reorganization, you must hold your shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring ETF). Your type of investment account may require further action by you or your financial intermediary to receive (or not receive) shares of an Acquiring ETF as follows:
• Brokerage accounts that can accept shares of an ETF — For shareholders holding shares of a Target Fund in brokerage accounts that can transact in ETF shares, no additional action is required prior to the Reorganization for the account to receive shares of an Acquiring ETF.
• Fund direct individual retirement accounts (“IRAs”) — If you hold your shares in an IRA directly with a Target Fund at the Target Fund’s transfer agent, your account is not able to receive ETF shares and your Target Fund shares will be liquidated as part of the Reorganization, which may result in tax considerations different from other shareholders. Consult your tax advisor for more information.
• Group retirement plan accounts — If you hold your shares of a Target Fund through a group retirement plan, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. The Funds are not responsible for the management of group retirement plan investments or for ensuring appropriate actions are taken by the plan’s financial intermediary prior to the Reorganizations. Please contact your plan’s financial intermediary for additional information.
• All other accounts held directly with a Target Fund at the Target Fund’s transfer agent — For other shares held directly with a Target Fund at the Target Fund’s transfer agent, the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring ETFs, until a brokerage account is identified.
The Target Funds and their shareholders will not incur any direct expenses in connection with the Reorganization. The Adviser will bear all direct expenses relating to the Reorganizations, including the costs relating to the Information Statement/Prospectus. Target Fund shareholders also will not bear any commissions or other transaction fees in connection with the Reorganizations.
To facilitate the Reorganizations, each Target Fund plans to take certain actions prior to the Reorganization, including redeeming its outstanding fractional shares for cash.
The Acquiring ETFs are not permitted to issue fractional shares and would instead be required to exchange cash in lieu of any such fractional shares if they were included in the Reorganizations. Therefore, to simplify and facilitate the Reorganizations, each Target Fund will redeem its outstanding fractional shares for cash prior to its Reorganization.
A form of the Plan is attached to this Information Statement/Prospectus as Appendix A. The Angel Oak Board considered the Reorganizations at a meeting held on December 6, 2023. Based upon the Angel Oak Board’s evaluation of the terms of the Plan and other relevant information presented to the Angel Oak Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Angel Oak Board, including all of the Independent Trustees, determined that each Reorganization is in the best interests of its respective Target Fund and its shareholders and will not dilute the interests of the existing shareholders of the Target Fund. In addition, the sole shareholder of the Target Total Return Bond Fund, the Angel Oak Multi-Strategy Income Fund, another series of Angel Oak Funds Trust, has approved the Reorganization involving the Target Total Return Bond Fund through a shareholder written consent.
See the section entitled “ANGEL OAK BOARD CONSIDERATIONS” for a summary of the factors considered and conclusions drawn by the Angel Oak Board in approving the Plan.
While each Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes, each Target Fund and its shareholders may experience a taxable event in connection with one or more of the actions taken by the Target Fund in preparation for the Reorganization. For example, Target Fund shareholders whose fractional shares are redeemed for cash may be subject to tax on such cash compensation. Different tax considerations apply to you if you hold your shares of the Target Fund through a fund direct individual retirement account and therefore have your investment liquidated. In addition, prior to the Reorganization, a Target Fund may recognize capital gains from the disposition of securities which, to the extent not offset by capital losses, will be distributed to and cause taxable shareholders receiving such distribution to be subject to tax. The information about tax consequences included in this Information Statement/Prospectus relates to certain U.S. federal income tax consequences of the Reorganizations only and is not intended to serve as tax advice. Target Fund shareholders should consult their tax advisers about possible state, local, or foreign tax considerations with respect to the effects, if any, of the events leading up to the Reorganizations and the Reorganizations.

EFFECTS OF THE REORGANIZATION
The primary purpose of the Reorganizations is for each Acquiring ETF to acquire the assets of its corresponding Target Fund. Certain basic information about the Target Funds and Acquiring ETFs is provided in the table below.

	Target High Yield Fund	Acquiring High Yield ETF
Identity of Fund	Angel Oak High Yield Opportunities Fund, a series of Angel Oak Funds Trust (an open-end management investment company registered with the SEC)	Angel Oak High Yield Opportunities ETF, a series of Angel Oak Funds Trust (an open-end management investment company registered with the SEC)
Listing Exchange	N/A	NYSE Arca, Inc.
Ticker Symbols	ANHIX	AOHY
Fiscal Year-End	January 31	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Diversified	Same

	Target Total Return Bond Fund	Acquiring MBS ETF
Identity of Fund	Angel Oak Total Return Bond Fund, a series of Angel Oak Funds Trust (an open-end management investment company registered with the SEC)	Angel Oak Mortgage-Backed Securities ETF, a series of Angel Oak Funds Trust (an open-end management investment company registered with the SEC)
Listing Exchange	N/A	NYSE Arca, Inc.
Ticker Symbols	AOIIX	MBS
Fiscal Year-End	January 31	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Non-Diversified	Same
The Acquiring MBS ETF, like the Target Total Return Bond Fund, will be “non-diversified.” As a result, it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Acquiring MBS ETF may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests in a greater number of issuers. This may increase the Acquiring MBS ETF’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Acquiring MBS ETF’s performance.
Management responsibility will not change as a result of the Reorganization, as Angel Oak Capital Advisors, LLC (the “Adviser”) serves as the investment adviser for both the Target Funds and Acquiring ETFs. Each Acquiring ETF operates as an ETF, which differs from the Target Funds, each of which operates as a mutual fund. The Acquiring High Yield ETF will have the same investment objective and investment strategy as its corresponding Target Fund. The Acquiring MBS ETF will have the same investment objective, but a different investment strategy than its corresponding Target Fund. A description of the Target Funds’ and Acquiring ETFs’ investment objectives, investment strategies, investment policies, and restrictions follows.
Investment Objectives and Investment Strategies
Target High Yield Fund / Acquiring High Yield ETF (together, the “High Yield Funds”)
The investment objective of each of the Target High Yield Fund and the Acquiring High Yield ETF is to earn a high level of current income with a secondary objective of capital appreciation. Each of the Target High Yield Fund and the Acquiring High Yield ETF pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities rated below investment grade (measured at the time of purchase). These securities may include domestic and foreign corporate debt securities, including bank-issued subordinated debt, fixed and floating rate bonds, and zero coupon bonds; and various forms of debt securitizations, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (“Structured Products”); and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, securities rated below investment grade.
Target Total Return Bond Fund / Acquiring MBS ETF (together, the “Total Return/MBS Funds”)
The investment objective of each of the Target Total Return Bond Fund and the Acquiring MBS ETF is to seek total return. The Target Total Return Bond Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The Adviser selects the Target Total Return Bond Fund’s investments in bonds from a broad range of instruments across various asset classes, including: agency and non-agency residential mortgage-backed securities (“RMBS”); commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), collateralized bond obligations (“CBOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (collectively, “Structured Products”); mortgage loans, secured and unsecured consumer loans, commercial loans and pools of such loans (collectively, “Loans”); corporate debt, including bank-issued subordinated debt (which includes subordinated debt issued by community banks); municipal securities; U.S. Treasury and U.S. government agency securities; and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, bonds.
The Acquiring MBS ETF will pursue its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-backed securities (“MBS”). The Adviser will select the Acquiring MBS ETF’s investments in mortgage-backed securities within a range of instruments across various asset classes, including: agency and non-agency residential mortgage-backed securities (“RMBS”), agency and non-agency commercial mortgage-backed securities (“CMBS”), collateralized debt obligations (“CDOs”) that include a significant majority of residential or commercial mortgages; and collateralized mortgage obligations (“CMOs”).
Investment Policies and Restrictions
Each Target Fund and its corresponding Acquiring ETF have adopted the same fundamental investment restrictions, which may not be changed without prior shareholder approval. Each Target Fund’s fundamental investment restrictions are listed in the Target Funds’ SAI dated May 31, 2023 , which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. Each Acquiring ETF’s fundamental investment restrictions are listed in the Information Statement/SAI.
Fees and Expenses
For the Target High Yield Fund, the Reorganization will result in management fees that are the same as those currently paid by the Fund. For the Target Total Return Bond Fund, the Reorganization will result in higher management fees than those currently paid by the Fund. Under the Target Funds’ advisory agreement, the Target High Yield Fund and Target Total Return Bond Fund currently pay the Adviser, on a monthly basis, an annual management fee equivalent to 0.55% and 0.50%, respectively, of the average daily net assets of the Fund. In addition to the management fee, each Target Fund is responsible for the operating expenses of the Target Fund, subject to a contractual fee waiver and expense reimbursement agreement with an expense cap of 0.55% and 0.44% of the average daily net assets for the Target High Yield Fund and the Target Total Return Bond Fund, respectively (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses). The fee waiver and expense reimbursement agreement is effective through at least May 31, 2024. The fee waivers and expense reimbursements are subject to possible recoupment from the Target Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. After the Reorganization is consummated, the Adviser will not retain any right to recoup any fees waived or expenses reimbursed pursuant to the Target Funds’ expense limitation agreement.
Under the Acquiring ETFs’ advisory agreement, the Acquiring High Yield ETF and the Acquiring MBS ETF will pay a unitary management fee, on a monthly basis, of 0.55% and 0.79% of the Funds’s average daily net assets, respectively. Under the unitary fee structure, the Adviser will pay all expenses of the Acquiring ETFs, except the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Acquiring High Yield ETF is not subject to a fee waiver or expense reimbursement. The Acquiring MBS ETF is subject to a contractual fee waiver and/or expense reimbursement agreement to limit the Fund’s operating expenses (exclusive of interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser which are waived), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.49% of the Fund’s average daily assets through at least September 30, 2025. The fee waiver and expense reimbursement is subject to possible recoupment from the Acquiring MBS ETF within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.
Prior to January 19, 2024, the Target Funds each offered Class A shares, Class C shares, and Institutional Class shares, although Class C shares of each of the Target Funds never launched and Class A shares for the Target Total Return Bond Fund never launched. As of the close of business on January 19, 2024, the Target High Yield Fund converted all outstanding Class A shares into Institutional Class shares in anticipation of the Reorganization. Institutional Class shares of each of the Target Funds were not subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Acquiring MBS ETF has adopted a Rule 12b-1

Distribution and Service Plan under which the Acquiring MBS ETF may bear a Rule 12b-1 fee not to exceed 0.25% per annum of its average daily net assets. However, no such fee is currently paid by the Acquiring MBS ETF, and the Angel Oak Board must approve the Acquiring MBS ETF’s payment of such fees prior to their implementation. Currently, neither the Acquiring MBS ETF nor the Angel Oak Board have plans to implement the Rule 12b-1 Plan and commence the payment of any fees pursuant thereto. The Board has not adopted a Rule 12b-1 Distribution and Service Plan with respect to the Acquiring High Yield ETF.
For the High Yield Funds, the total expense ratio, after any applicable fee waiver and expense reimbursements, of the Acquiring ETF is expected to be the same as that of the corresponding Target Fund. For the Total Return/MBS Funds, the total expense ratio, after any applicable fee waiver and/or expense reimbursements, of the Acquiring ETF is expected to be higher than that of the corresponding Target Fund. As of July 31, 2023, the total annual fund operating expenses for the Target High Yield Fund Institutional Class shares, after fee waivers and/or expense reimbursements, was 0.55% of its average daily net assets and the total annual fund operating expenses for the Target Total Return Bond Fund Institutional Class shares, after fee waivers and/or expense reimbursements, was 0.44% of its average daily net assets. The total annual fund operating expenses for shares of the Acquiring High Yield ETF are expected to be 0.55% of its average daily net assets, and the total annual fund operating expenses for shares of the Acquiring MBS ETF, after fee waivers and/or expense reimbursements, are expected to be 0.49% of its average daily net assets.
SUMMARY COMPARISON OF THE FUNDS
Principal Investment Objectives, Strategies, and Policies
The Acquiring High Yield ETF will have the same investment objective and investment strategy as its corresponding Target Fund. The Acquiring MBS ETF will have the same investment objective, but a different investment strategy than its corresponding Target Fund.
Each Acquiring ETF has been created as new series of the Trust solely for the purpose of acquiring its corresponding Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization.

Target High Yield Fund	Acquiring High Yield ETF
Investment Objective	Investment Objective
The Fund seeks to earn a high level of current income with a secondary objective of capital appreciation.	Same.
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same.

Target High Yield Fund	Acquiring High Yield ETF
Principal Investment Strategies	Principal Investment Strategies
In pursuing its investment objective, the Target High Yield Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities rated below investment grade (measured at the time of purchase). These securities may include domestic and foreign corporate debt securities, including bank-issued subordinated debt (which includes subordinated debt issued by community banks), fixed and floating rate bonds, and zero coupon bonds; and various forms of debt securitizations, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (“Structured Products”); and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, securities rated below investment grade. The Fund will value any derivative instruments in which it invests on a mark-to-market basis for purposes of determining compliance with this 80% investment policy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% investment policy. The Fund may purchase corporate securities issued by companies of any size – small cap, medium cap or large cap.	In pursuing its investment objective, the Target High Yield Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities rated below investment grade (measured at the time of purchase). These securities may include domestic and foreign corporate debt securities, including bank-issued subordinated debt, fixed and floating rate bonds, and zero coupon bonds; and various forms of debt securitizations, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (“Structured Products”); and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, securities rated below investment grade. The Fund will value any derivative instruments in which it invests on a mark-to-market basis for purposes of determining compliance with this 80% investment policy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% investment policy. The Fund may purchase corporate securities issued by companies of any size – small cap, medium cap or large cap.
The Fund may invest, without limitation, in securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. These “high-yield” securities (also known as “junk bonds”) will be rated BB+ or lower by Standard & Poor’s Rating Group (“S&P”) or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. If a bond is unrated, the Adviser may determine whether it is of comparable quality and therefore eligible for the Fund’s investment. The Fund intends to focus primarily on securities with credit ratings (or equivalent quality) between the range of BB+ and B- of the high-yield market. However, the Fund may invest in or continue to hold securities that have credit ratings lower than B, are bankrupt, or are in default.

The Fund may invest, without limitation, in securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. These “high-yield” securities (also known as “junk bonds”) will be rated BB+ or lower by Standard & Poor’s Rating Group (“S&P”) or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. If a security is unrated, the Adviser may determine whether it is of comparable quality and therefore eligible for the Fund’s investment. The Fund intends to focus primarily on securities with credit ratings (or equivalent quality) between the range of BB+ and B- of the high-yield market. However, the Fund may invest in or continue to hold securities that have credit ratings lower than B, are bankrupt, or are in default.

The Fund will, under normal circumstances, invest at least 20% of its net assets, plus the amount of any borrowings for investment purposes, in Structured Products.	Same.
The Fund may invest up to 20% of its assets in investment grade securities, including U.S. Treasury and U.S. government agency securities.	Same.
The Fund may invest up to 15% of its net assets in equity securities such as common stock, preferred stock, warrants, rights and exchange-traded funds (“ETFs”).	The Fund may invest up to 15% of its net assets in equity securities such as common stock, preferred stock, warrants, rights and exchange-traded funds (“ETFs”) that invest in equity securities or that track an index of equity securities.
The Fund may invest in the securities of other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds, exchange-traded funds (“ETFs”) or business development companies (“BDCs”). The other investment companies in which the Fund invests may be part of the same group of investment companies as the Fund.	Same.

Target High Yield Fund	Acquiring High Yield ETF
Except as otherwise discussed herein, the Fund may invest, without constraint, in a variety of instruments that are not limited with respect to their issuer, maturity, currency, structure, yield, duration, or any other characteristic.	Same.
The Fund’s portfolio will include significant investments in high-yield securities and fixed-income securities that are not rated by any rating agencies. Such bonds, if rated, will be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or an equivalent rating from another National Recognized Statistical Ratings Organization) or will be determined by the Adviser to be of similar quality.	Same.
The fixed income instruments in which the Fund invests may include those of issuers from the United States and other countries. The Fund’s investments in foreign debt securities will typically be denominated in U.S. dollars.	Same.
The Fund may invest up to 15% of its net assets in investments that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.	Same.
The Fund’s use of borrowing, derivatives, and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments on its NAV. The 1940 Act generally limits the extent to which the Fund may utilize bank borrowings to one-third of the Fund's total assets at the time utilized. The Fund currently qualifies as a “limited derivatives user” as defined in Rule 18f-4. If the Fund were to cease to qualify as a “limited derivatives user” and its use of derivatives and other similar instruments did not satisfy the conditions of certain exemptions under Rule 18f-4, the Fund would become subject to a value-at-risk leverage limit, certain derivatives risk management program, and reporting requirements under the rule.	Same.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund’s hedging strategies may include the use of derivatives with underlying instruments that are not specified in the Fund’s principal investment strategies (for example, the Fund may invest in total return swaps on the S&P 500 Index to hedge against broad market exposure).
Same.
The Fund’s portfolio of fixed-income instruments will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria.	Same.

Target High Yield Fund	Acquiring High Yield ETF
As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers and underlying collateral assets of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments, including Structured Products, if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.	Same.
In evaluating a security’s ESG and sustainability factors, the Adviser will use its own proprietary assessments of such factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Sustainable Development Goals (“UN SDGs”), the United Nations’ Principles for Responsible Investing (“UN PRI”), the Task Force on Climate-Related Financial Disclosures (“TCFD”), the Carbon Disclosure Project (“CDP”), the International Sustainability Standards Board (“ISSB”) and the Global Reporting Initiative (“GRI”). Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity. The Fund may also invest in other investment companies that focus on ESG and sustainability factors.	Same.
Additionally, the Adviser may engage proactively with issuers or trustees to encourage them to improve their ESG and sustainability factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for issuers and trustees to improve their ESG and sustainability practices and to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies or securitization platforms whose ESG and sustainability practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in ESG and sustainability practices over time. It may also exclude those issuers or securitization platforms that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.	Same.
ESG and sustainability factors will not be considered with respect to investments in U.S. Treasury and U.S. government agency securities, money market instruments, and derivatives.	Same.

Target Total Return Bond Fund	Acquiring MBS ETF
Investment Objective	Investment Objective
The Fund seeks total return.	Same.
The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon written notice to shareholders.	Same.
Investment Strategies	Investment Strategies
The Target Total Return Bond Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. For purposes of this 80% investment policy, the Adviser will select the Fund’s investments in bonds from a broad range of instruments across various asset classes, including: agency and non-agency residential mortgage-backed securities (“RMBS”); commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), collateralized bond obligations (“CBOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (collectively, “Structured Products”); mortgage loans, secured and unsecured consumer loans, commercial loans and pools of such loans (collectively, “Loans”); corporate debt, including bank-issued subordinated debt (which includes subordinated debt issued by community banks); municipal securities; U.S. Treasury and U.S. government agency securities; and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, bonds. The Fund will value any derivative instruments in which it invests on a mark-to-market basis for purposes of determining compliance with this 80% investment policy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% investment policy.	The Acquiring MBS ETF, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MBS. For purposes of this 80% investment policy, the Adviser will select the Fund’s investments in MBS within a range of instruments across various asset classes, including: agency and non-agency RMBS and agency and non-agency CMBS; CDOs that include a significant majority of residential or commercial mortgages, and CMOs.

The Fund may invest up to 20% of its net assets in a variety of asset classes, including: ABS, including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other Structured Products; secured and unsecured Loans; corporate debt, including bank-issued subordinated debt; municipal securities; U.S. Treasury and U.S. government agency securities; and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, bonds. The Fund will value any derivative instruments in which it invests on a mark-to-market basis for purposes of determining compliance with this 80% investment policy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% investment policy.
The Fund may invest in the securities of other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds, exchange-traded funds (“ETFs”) or business development companies (“BDCs”). The other investment companies in which the Fund invests may be part of the same group of investment companies as the Fund.	Same.
The Fund will concentrate its investment in agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and mortgage loans (collectively, “Mortgage Related Instruments”). This means that, under normal circumstances, the Fund will invest more than 25% of its assets in Mortgage Related Instruments (measured at the time of purchase). The Fund will not concentrate its investments in any other group of industries. The Fund’s policy to concentrate its investments in Mortgage Related Instruments is fundamental and may not be changed without shareholder approval.

The Fund will concentrate its investment in agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and mortgage loans (collectively, “Mortgage Related Instruments”), which are credit instruments that are backed by real estate and, consequently, subject to the same risks as those associated with the real estate industry. This means that, under normal circumstances, the Fund will invest more than 25% of its assets in Mortgage Related Instruments (measured at the time of purchase). The Fund will not concentrate its investments in any other group of industries. The Fund’s policy to concentrate its investments in Mortgage Related Instruments is fundamental and may not be changed without shareholder approval.

The Fund is a non-diversified portfolio under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.	Same.
Except as discussed herein, the Fund may invest, without constraints, in a variety of instruments that are not limited with respect to their issuer, quality, maturity, currency, structure, yield, duration, or any other characteristic. Under normal market conditions, the Fund’s target portfolio duration is two to eight years, and the target weighted average maturity of the Fund’s portfolio is two to fifteen years.	Same.

Target Total Return Bond Fund	Acquiring MBS ETF
The Fund’s portfolio may include significant investments in high-yield securities and fixed income securities that are not rated by any rating agencies. Under normal market conditions, the Fund will not invest more than 30% of its total assets in high-yield securities. Such bonds, if rated, will be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor’s Rating Group (“S&P”) or an equivalent rating from another Nationally Recognized Statistical Ratings Organization) or will be determined by the Adviser to be of similar quality.	The Fund’s portfolio may include significant investments in high-yield securities and fixed income securities that are not rated by any rating agencies. Under normal market conditions, the Fund will not invest more than 30% of its total assets in high-yield securities. Such securities, if rated, will be in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor’s Rating Group (“S&P”) or an equivalent rating from another Nationally Recognized Statistical Ratings Organization) or will be determined by the Adviser to be of similar quality.
The fixed income instruments in which the Fund invests may include those of issuers from the United States and other countries, without limitation. The Fund’s investments in foreign debt securities will typically be denominated in U.S. dollars.	Same.
The Fund may invest up to 15% of its net assets in investments that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.	Same.
The Fund’s use of borrowing, derivatives and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments on its NAV. The 1940 Act generally limits the extent to which the Fund may utilize bank borrowings to one-third of the Fund's total assets at the time utilized. The Fund’s use of derivatives and other similar instruments is subject to a value-at-risk leverage limit, certain derivatives risk management program, and reporting requirements under Rule 18f-4. In the future, the Fund could qualify as a “limited derivatives user” as defined in Rule 18f-4 (or its use of derivatives and other similar instruments could satisfy the conditions of certain exemptions from the rule), in which case the Fund would not be required to comply with such requirements.
Same.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies. The Fund’s hedging strategies may include the use of derivatives with underlying instruments that are not specified in the Fund’s principal investment strategies (for example, the Fund may invest in total return swaps on the S&P 500 Index to hedge against broad market exposure).	Same.
The Fund’s portfolio of fixed-income instruments will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria.	Same.

Target Total Return Bond Fund	Acquiring MBS ETF
As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers and underlying collateral assets of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments, including Structured Products, if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.	Same.
In evaluating a security’s ESG and sustainability factors, the Adviser will use its own proprietary assessments of such factors and may also reference standards as set forth by recognized global organizations, including the United Nations’ Sustainable Development Goals (“UN SDGs”), the United Nations’ Principles for Responsible Investing (“UN PRI”), the Task Force on Climate-Related Financial Disclosures (“TCFD”), the Carbon Disclosure Project (“CDP”), the International Sustainability Standards Board (“ISSB”) and the Global Reporting Initiative (“GRI”). Examples of the types of factors the Adviser may consider as part of its proprietary assessment, include, without limitation: environmental issues, such as carbon emissions and energy efficiency; social issues, such as affordable housing and community investment; and corporate governance issues, such as board independence and diversity.	Same.
Additionally, the Adviser may engage proactively with issuers or trustees to encourage them to improve their ESG and sustainability factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for issuers and trustees to improve their ESG and sustainability practices and to work collaboratively with management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies or securitization platforms whose ESG and sustainability practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in ESG and sustainability practices over time. It may also exclude those issuers or securitization platforms that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion. ESG and sustainability factors will not be considered with respect to investments in U.S. Treasury and U.S. government agency securities, money market instruments, and derivatives.	Same.
Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.
The Acquiring MBS ETF will pursue a different investment strategy than the Target Total Return Bond Fund, and therefore will have different risks associated with that new investment strategy. The Target High Yield Fund and the Acquiring High Yield ETF have similar investment risks. In addition, each Acquiring ETF is subject to certain risks unique to operating as an ETF, including market trading risk and premium/discount risk, as disclosed below.
The principal risks of investing in the Funds are set forth below. Any differences in risks of an Acquiring ETF compared to a Target Fund, will be identified with italics. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The factors below apply to each Fund as indicated in the following table; additional information about each such risk and how it impacts each Fund that is subject thereto is set forth below the chart. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective(s).

	Target High Yield Fund	Acquiring High Yield ETF	Target Total Return Bond Fund	Acquiring MBS ETF
Bank Subordinated Debt Risk	X	X	X	X
Borrowing Risks and Leverage Risks	X	X	X	X
Concentration in Mortgage Loans, RMBS and CMBS Risk			X	X
Covenant Lite Loan Risk	X	X	X	X
Credit Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Derivatives Risks	X	X	X	X
Equity Market Risk	X	X
ETF Risks		X		X
Extension Risk	X	X	X	X
Fixed-Income Instruments Risks	X	X	X	X
Floating Rate Risk	X	X	X	X
Floating or Variable Rate Securities Risk	X	X	X	X
Foreign Securities Risks	X	X	X	X
General Market Risk	X	X	X	X
High-Yield Securities Risks	X	X	X	X
Illiquid Investments Risks	X	X	X	X
Interest Rate Risk	X	X	X	X
Large Shareholder Transactions Risk	X	X	X	X
Limited Operating History Risk			X
Mid-Capitalization Investing Risk	X	X	X	X
Liquidity and Valuation Risks	X	X	X	X
Management Risk	X	X	X	X
Mortgage-Backed and Asset-Backed Securities Risks	X	X	X	X
Municipal Securities Risk			X	X
Non-Diversification Risk			X	X
Other Investment Companies Risks	X	X	X	X
Portfolio Turnover Risk	X	X	X	X
Preferred Securities Risk	X	X
Prepayment Risk	X	X	X	X
Rating Agencies Risk	X	X	X	X
Regulatory and Legal Risks	X	X	X	X
Repurchase Agreement Risks	X	X	X	X
Residential Loans and Mortgages Risk			X	X
Reverse Repurchase Agreement Risks	X	X	X	X
RIC-Related Risks of Investments Generating Non-Cash Taxable Income	X	X	X	X
Risks Relating to A Fund’s RIC Status	X	X	X	X
Sector Risk	X	X	X	X
Structured Products Risks	X	X	X	X
Uncertain Tax Treatment	X	X	X	X
Unrated Securities Risks	X	X	X	X
U.S. Government Securities Risks	X	X	X	X
Bank Subordinated Debt Risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt a Fund’s bank subordinated debt investments.

Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. In addition, pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”), a Fund may borrow from another Fund for temporary purposes, to the extent such participation is consistent with the Fund’s and the lending Fund’s investment objective and investment policies.

Concentration in Mortgage Loans, RMBS and CMBS Risk ( Target Total Return Bond Fund and Acquiring MBS ETF only ) . The Fund’s assets will be concentrated in mortgage loans, RMBS (agency and non-agency) and CMBS, which are credit instruments that are backed by real estate and, consequently, subject to some of the same risks as those associated with the real estate industry. The Fund’s concentration in such instruments potentially exposes the Fund to greater risks than funds that invest in multiple sectors. The risks of concentrating in mortgage loans, RMBS (agency and non-agency) and CMBS include susceptibility to the risks associated with mortgage loans and mortgage-backed securities as discussed below, changes in lending standards, interest rates and lending rates, and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities. Although the Fund does not concentrate its investments in the real estate sector, the investments in which the Fund's assets will be concentrated are considered part of the real estate industry. Therefore, the Fund may be subject to some of the risks associated with investments in the real estate industry.

Covenant Lite Loan Risk. A Fund may obtain exposure to “covenant lite” loans. Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. Covenant lite loans have become much more prevalent in recent years.

Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if a Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund. In addition, under current conditions, there is an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, a Fund would likely be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. A Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to a Fund related to such bankruptcies are elevated given the currently distressed economic, market, labor and public health conditions.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as a Fund) and their service providers may be prone to operational and information security risks resulting from cyberattacks and/or technological malfunctions. In general, cyberattacks are deliberate, but unintentional events may have similar effects. Cyberattacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause a Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of a Fund, the Adviser, or such Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its respective shareholders.

For instance, cyberattacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject such Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyberattacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Derivatives Risks. A Fund’s derivatives and other similar investments (referred to collectively in this section as “derivatives” or “derivative investments”) have risks similar to their underlying instruments and may have additional risks, including the imperfect correlation between the value of such instruments and the underlying instrument, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying instrument, rate or index; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements and settlement payment obligations; and risks arising from mispricing or valuation complexity. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Derivatives are also subject to market risk which refers to the risk that markets could experience a change in volatility that adversely impacts fund returns and the fund’s obligations and exposures. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying instrument. Certain of the derivative investments in which a Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Regulation of the derivatives market presents additional risks to a Fund and may limit the ability of a Fund to use, and the availability or performance of, such instruments.

The derivative instruments and techniques that a Fund may principally use include:

•Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

•Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

•Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation, leverage, operational and legal risk. Certain standardized swaps are now subject to mandatory central clearing requirements and are required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying investment, commonly referred to as “credit default swaps.” Where a Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if a Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. Periodically, the CFTC and exchanges change the position limits to which futures, options on futures and some swaps are subject. To the extent these contracts are traded, the Fund may be constrained by how many contracts it may trade. The Commodity Futures Trading Commission in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any over the counter transactions that are economically equivalent to the 25 specified contracts. The Adviser will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts.

Equity Market Risk (Target High Yield Fund and Acquiring High Yield ETF only). The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

ETF Risks (Acquiring High Yield ETF and Acquiring MBS ETF only). Each Acquiring ETF is an ETF and it may invest in other ETFs, and, as a result of the structure, is exposed directly or indirectly to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV, which may also lead to a widening of bid/ask spreads quoted for Shares, and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

•Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and may lead to a widening of bid/ask spreads quoted for Shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s Shares will continue to be met or will remain unchanged.

•Cash Transactions. Unlike certain ETFs, a Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which may involve transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with applicable tax rules. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Extension Risk. An issuer could exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.

Fixed-Income Instruments Risks. Changes in interest rates generally will cause the value of fixed-income instruments held by a Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, therefore the Fund’s exposure to changes in interest rates. If an issuer calls or redeems an instrument held by a Fund during a time of declining interest rates, a Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. A Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries were, until recently, at or near historic lows, and some countries experienced negative rates and yields. Low or negative interest rates magnify the Fund’s susceptibility to interest rate risk and diminishing yield and performance. More recently, interest rates in the U.S. and many other countries have begun rising. Fluctuations in interest rates expose fixed-income and debt markets to significant volatility and reduced liquidity for the Fund's investments.

Floating Rate Risk. Instruments in which a Fund invests may pay interest at floating rates or may be subject to interest caps or floors tied to floating rates. A Fund and issuers of instruments in which a Fund invests may also obtain financing at floating rates. Derivative instruments utilized by a Fund and/or issuers of instruments in which a Fund may invest may also reference floating rates. A Fund also may utilize leverage or borrowings primarily based on floating rates. Some instruments in which a Fund has invested are or were tied to forms of the London Interbank Offered Rate (“LIBOR”). LIBOR was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. All such synthetic LIBOR settings are expected to be discontinued by September 30, 2024. When publication of applicable synthetic LIBOR settings ceases, any still outstanding instruments or investments using synthetic LIBOR settings are expected to transition to alternative floating rate benchmarks. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory requirements. As a result of legislative mechanisms and industry-wide efforts to replace LIBOR with alternative floating-rate benchmarks, LIBOR has been replaced with an alternative already in many instruments. The transition from LIBOR may have effects on the value, liquidity or return on certain Fund investments that continue to reference or previously referenced LIBOR. In addition, there may be costs associated with the transition from LIBOR. Any pricing adjustments to a Fund’s investments resulting from the transition to an alternative reference rate may also adversely affect the Fund’s performance and/or NAV. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Some instruments that referenced LIBOR were transitioned to alternative reference rates as a result of certain legislative transition mechanisms such as the Adjustable Interest Rate (LIBOR) Act. This law provides a statutory fallback mechanism on a nationwide basis for certain contracts to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) where the related contract contains no, or insufficient, fallback provisions. In addition, the transition from LIBOR to any alternative reference rate may also introduce operational risks in a Fund’s accounting, financial reporting, investment servicing, liability management and other aspects of the Fund’s business. Completion of the transition from LIBOR to alternative reference rates could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would affect a Fund, issuers of instruments in which a Fund invests and financial markets generally.

In addition, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, a Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

Foreign Securities Risks. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Funds will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic or trade sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause a Fund to lose money on its investments in non-U.S. securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund's liquidity and performance. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when a Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

Foreign banks and securities depositories at which a Fund holds its foreign securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition. The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Market Risk. The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, terrorism, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which a Fund invests, which may have a negative impact on a Fund’s performance. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

The NAV of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the securities, less publicly available information about the company and less liquidity in the market for the security; (iv) the potential for price fluctuations in the security of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by a Fund also may adversely affect the value of the securities.

In addition, securities in a Fund’s portfolio may cause a Fund to lose value and/or underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics/pandemics. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.

High-Yield Securities Risks. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for a Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid Investments Risks. A Fund may invest up to 15% of its net assets in illiquid investments. A Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted investments may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so. The market price of illiquid and restricted investments generally is more volatile than that of more liquid investments, which may adversely affect the price that a Fund pays for or recovers upon the sale of such investments. Illiquid and restricted investments are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of a Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling a Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, a Fund would bear market risks during that period. Liquidity risk may impact a Fund’s ability to meet shareholder redemptions and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which a Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Trade settlement periods may take longer than seven days for transactions of leveraged loans, meaning it could take the Fund significant time to receive money after selling its investments. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Structured Products, including CLOs, CDOs, CMOs, CBOs and other asset-backed securities and debt securitizations, may be thinly traded or have a limited trading market. Structured Products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by a Fund as illiquid securities. (Note: The Target High Yield Fund, Acquiring High Yield ETF and Acquiring MBS ETF do not invest in CBOs.)

Interest Rate Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators enacted significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. As a result, interest rates in the United States and many parts of the world were, until recently, near recent historically low levels. More recently, interest rates in the United States and many other countries have begun rising. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect the Fund's performance. A change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, the Fund's investments in certain variable-rate and fixed rate debt securities may be adversely affected.

Large Shareholder Transactions Risk (Target High Yield Fund and Target Total Return Bond Fund only). Shares of the Funds are offered to certain other investment companies, large retirement plans and other large investors. As a result, a Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect a Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

Large Shareholder Transactions Risk (Acquiring High Yield ETF and Acquiring MBS ETF only). Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.

Limited Operating History Risk (Target Total Return Bond Fund only). The Fund began operations in June 2021, and therefore, has a limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term once its strategies have been fully implemented. In addition, until the Fund achieves a larger scale, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. In addition, prospective investors in the Fund have a limited track record and history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Liquidity and Valuation Risks. It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. As a result, a Fund could be unable to pay redemption proceeds within the allowable time period due to adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely affecting the Fund. In addition, a Fund’s ability to sell an instrument under favorable conditions may also be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser, on behalf of the Fund, may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the valuation procedures, will in fact approximate the price at which a Fund could sell that instrument at the time of the fair valuation. The Funds rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact a Fund’s ability to accurately value its investments or calculate its NAV.

Investors who purchase or redeem shares of a Fund on days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the instruments had not been fair valued or if the Fund had employed an alternative valuation methodology. Such risks may be more pronounced in a rising interest rate environment, and, to the extent the Fund that holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. Portions of a Fund’s portfolio that are fair valued or difficult to value vary from time to time. A Fund’s shareholder reports contain detailed information about a Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Management Risk. Each Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving a Fund’s investment objective. Additionally, the Adviser’s consideration of certain ESG factors when making investment decisions may affect a Fund’s performance relative to that of funds that do not consider ESG factors. Due to its active management, a Fund could underperform other funds with a similar investment objective.

Mortgage-Backed and Asset-Backed Securities Risks. The price paid by a Fund for asset-backed securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in lending standards, interest rates and lending rates, and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved, and investing in real estate securities. The foregoing risks or similar developments may adversely impact the default risk for the properties and loans underlying mortgage-backed securities investments, the value of and income generated by these investments, and could also result in reduced mortgage-backed securities liquidity. The foregoing risks or similar developments may adversely impact the default risk for the properties and loans underlying mortgage-backed securities investments, the value of and income generated by these investments, and could also result in reduced mortgage-backed securities liquidity.

The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.

In addition, CMOs, which are mortgage-backed securities that are typically collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other mortgage-backed securities. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics, CMOs entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.

Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. A Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Municipal Securities Risk (Target Total Return Bond Fund and Acquiring MBS ETF only). Municipal securities may be general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Fund may be economically exposed is generally less than that for corporate bonds and certain other securities, and the investment performance of the Fund’s investments in municipal securities may therefore be dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly non-investment grade bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at attractive prices.

In addition, certain state and municipal governments that issue securities may be under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit generally will depend on many factors, including the entity’s tax base, the extent to which the entity relies on Federal or state aid, and other factors which are beyond the entity’s control.

In addition, issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal bonds could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.

Non-Diversification Risk (Target Total Return Bond Fund and Acquiring MBS ETF only). The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Other Investment Companies Risks. Because the Funds generally invest in other investment companies (including those that are part of the same group of investment companies as the Funds (“affiliated underlying funds”)) that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with a Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of a Fund. As a result, a Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because a Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. A Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

A Fund’s investments in other investment companies may include investments in closed-end funds (“CEFs”). Shares of CEFs frequently trade at a price per share that is less than a fund’s NAV. There can be no assurance that the market discount on shares of any CEF purchased by a Fund will ever decrease or that when the Fund seeks to sell shares of a CEF it can receive the NAV of those shares. CEFs have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity.

The Adviser may be subject to potential conflicts of interest in allocating a Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, a Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and a Fund’s portfolio managers have a fiduciary duty to a Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

Additionally, to the extent that a Fund serves as an “acquired fund” to another affiliated or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Preferred Securities Risk (Target High Yield Fund and Acquiring High Yield ETF only). Preferred securities are subject to risks associated with both equity and debt instruments. Because many preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation that applies to a Fund. These statutes and regulations and any future statutes and regulations may impact the investment strategies, performance, costs and operations of a Fund or the taxation of its shareholders. Changes in government legislation, regulation and/or intervention may change the way the Adviser or a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments and limit and/or preclude a Fund’s ability to implement, or increase a Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for a Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its respective investment objective.

Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by a Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that a Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from a Fund. In such situations, a Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Residential Loans and Mortgages Risk (Target Total Return Bond Fund and Acquiring MBS ETF only). The Fund may acquire residential loans and mortgages (including through participations, assignments and whole loans) from third-party mortgage originators. In addition to interest rate, default and other risks of fixed income securities, residential loans and mortgages carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

The Fund may also experience difficulty disposing of loans, which do not trade in a liquid market and typically can only be sold to a limited number of institutional investors. The absence of a liquid market for these instruments could adversely impact their value and may inhibit the Fund’s ability to dispose of them at times when it would be desirable to do so, including in response to particular economic events, such as a deterioration in the creditworthiness of the borrower. Because they do not trade in a liquid market residential loans may also be difficult for the Fund to value.

Investing in loans may subject the Fund to greater levels of credit risk, call risk, settlement risk and liquidity risk than other types of fixed income instruments. Transactions involving loans may also involve greater costs than transactions involving more actively traded securities. In addition, a number of factors, including restrictions on transfers, irregular trading activity and wide bid/ask spreads, and extended trade settlement periods may make it more difficult for the Fund to acquire, dispose of or accurately price such instruments relative to other types of investments. As a result, the Fund may not be able to realize the full value for loans and there may be extended delays in the Fund’s receipt of proceeds from the sale of a loan, which could adversely impact the Fund’s performance. Because transactions in many loans are subject to extended trade settlement periods, proceeds from the sale of a loan may not be immediately available to the Fund. As a result, proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s repurchase obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

When acquiring residential loans, the Fund relies on third-party mortgage originators to originate mortgage loans that comply with applicable law. Mortgage loan originators and brokers are subject to strict and evolving consumer protection laws and other legal obligations with respect to the origination of residential mortgage loans. These laws may be highly subjective and open to interpretation and, as a result, a regulator or court may determine that that there has been a violation where an originator or servicer of mortgage loans reasonably believed that the law or requirement had been satisfied. Failure or alleged failure of originators or servicers to comply with these laws and regulations could subject the Fund, as an assignee or purchaser of these loans or securities backed by these loans, to, among other things, delays in foreclosure proceedings, increased litigation expenses, monetary penalties and defenses to foreclosure, including by recoupment or setoff of finance charges and fees collected, and in some cases could also result in rescission of the affected residential mortgage loans, which could adversely impact the Fund’s business and financial results. While some of these laws may not explicitly hold the Fund responsible for the legal violations of these third parties, federal and state agencies and private litigants have increasingly sought to impose such liability. Various regulators and plaintiffs’ lawyers have also sought to hold assignees of mortgage loans liable for the alleged violations of the originating lender under theories of express or implied assignee liability. Accordingly, the Fund may be subject to fines, penalties or civil liability based upon the conduct of the mortgage lenders that originated the mortgage loans such Fund holds.

Despite the Fund’s efforts to manage credit risk related to the residential mortgage loans the Fund acquires, there are many aspects of credit risk that the Fund cannot control. The Fund’s due diligence process may not be effective at preventing or limiting compliance violations or borrower delinquencies and defaults, and the loan servicing companies that service the mortgage loans may not comply with applicable servicing regulations or investor requirements. Prior to acquiring loans, the Fund will perform due diligence and the Fund will rely on resources and data available to it from the seller, which may be limited. The Fund’s due diligence efforts may not detect matters that could lead to losses. If the Fund’s due diligence processes are not adequate, and the Fund fails to detect certain loan defects or compliance issues related to origination, the Fund may incur losses. The Fund could also incur losses if a counterparty that sold the Fund a loan is unwilling or unable (e.g., due to its financial condition) to repurchase that loan or asset or pay damages to the Fund if the Fund determines subsequent to purchase that one or more of the representations or warranties made to the Fund in connection with the sale was inaccurate. There may be less readily available information about loans and their underlying borrowers than is the case for other types of investments and issuers. In addition, because loans may not be considered “securities,” investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

The mortgage loans that the Fund purchases, and in which the Fund directly and indirectly invests through RMBS, CMBS or other investments, may be concentrated in a specific state or states. Weak economic conditions in these locations or any other location

(which may or may not affect real property values), may affect the ability of borrowers to repay their mortgage loans on time. Properties in certain jurisdictions may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, hurricanes, wildfires and other natural disasters. Declines in the residential real estate market of a particular jurisdiction may reduce the values of properties located in that jurisdiction, which would result in an increase in the loan-to-value ratios. Any increase in the market value of properties located in a particular jurisdiction would reduce the loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by a Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide a Fund with cash for investment purposes, which creates leverage and subjects a Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that a Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which a Fund is obligated to repurchase the security. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligations to repurchase the securities. Reverse repurchase agreements also may be viewed as borrowings made by the Fund and are a form of leverage which also may increase the volatility of the Fund.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments, particularly, debt obligations, such as zero coupon bonds, that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes and certain CLOs that may be considered passive foreign investment companies or controlled foreign corporations, will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the structured products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Risks Relating to A Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, a Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. A Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in a Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to a Fund. In addition, to be eligible for the special tax treatment accorded RICs, a Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its shareholders. If a Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on a Fund and its shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Structured Products Risks. A Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Structured Products are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which a Fund invests. A Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral may be insufficient to meet payment obligations and the quality of the collateral may decline in value or default. Also, the class of the Structured Product may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict a Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If a Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining a Fund’s RIC status, and a Fund is unable to obtain cash from other sources necessary to satisfy this requirement, a Fund could fail to maintain its status as a RIC, which would have a material adverse effect on a Fund’s financial performance.

Structured Products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in certain Structured Products or other asset-backed securities may be characterized by a Fund as illiquid securities. An active dealer market may exist for Structured Products that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for a Fund to sell such securities. A Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches. If applicable accounting pronouncements or SEC staff guidance require a Fund to consolidate the Structured Product’s financial statements with a Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by a Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that a Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including a Fund’s assets). If a Structured Product is not consolidated with a Fund, a Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash a Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as a Fund’s liabilities. If the assets of a Structured Product are not consolidated with a Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by a Fund for purposes applicable limitations on a Fund’s ability to issue debt.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes among investors or with the issuer or unexpected investment results; and (v) a forced “fire sale” liquidation may occur due to technical defaults such as coverage test failures.

The activities of the issuers of certain Structured Products will generally be directed by a collateral manager. In a Fund’s capacity as holder of interests in such a Structured Product, a Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which a Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which a Fund invests, a Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict a Fund’s ability to dispose of its interests in the Structured Product. A Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent a Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

To the extent the Fund invests in the equity tranches of a Structured Product, such investments typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that a Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and a Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and a Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Uncertain Tax Treatment. A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments and certain other instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although a Fund will seek to address these and other issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Unrated Securities Risks. A Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

U.S. Government Securities Risks. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Fund Performance
The Acquiring ETFs will not commence operations until after the closing of the Reorganizations. Accordingly, performance information is not currently available for the Acquiring ETFs. After the closing of the Reorganizations, the Acquiring High Yield ETF will adopt the performance history of the Target High Yield Fund and the Acquiring MBS ETF will adopt the performance history of the Target Total Return Bond Fund.
Target High Yield Fund
The following performance information indicates some of the risks of investing in the Acquiring High Yield ETF. The Acquiring High Yield ETF will commence operations after the assets of another investment company advised by the Adviser, the Target High Yield Fund, are transferred to the Acquiring High Yield ETF in a tax-free reorganization as of the close of business on February 16, 2024. The Acquiring High Yield ETF has the same investment objective and the same investment strategy as those of the Target High Yield Fund. The bar chart shows the performance of the Target High Yield Fund’s Institutional Class Shares for calendar years ended December 31. The table shows the average annual total returns of the Target High Yield Fund’s Institutional Class Shares for the 1-year, 5-year, 10-year and since inception periods compared with those of a broad measure of market performance. Performance for the Target High Yield Fund has not been adjusted to reflect the Acquiring High Yield ETF’s expenses. Had the Target High Yield Fund been structured as an ETF, its performance may have differed. Performance for the Target High Yield Fund is based on the NAV per share of the Target High Yield Fund shares rather than on market-determined prices. The Target High Yield Fund’s past performance, before and after taxes, does not necessarily indicate how the Acquiring High Yield ETF will perform in the future. Updated performance information is available on the Acquiring High Yield ETF’s website at www.angeloakcapital.com.
The Target High Yield Fund is the successor to the investment performance of the Rainier High Yield Fund as a result of the reorganization of the Rainier High Yield Fund into the Target High Yield Fund on April 15, 2016. Accordingly, the performance information shown below for periods prior to April 15, 2016 is that of the Rainier High Yield Fund’s Institutional Shares, and the performance information following such date until February 16, 2024 is that of the Target High Yield Fund’s Institutional Shares.
On December 31, 2022, changes were made to the Target High Yield Fund’s investment strategies. As a result, the Target High Yield Fund’s performance during periods prior to this date may have differed had the Target High Yield Fund’s current investment policies and strategies been in place at those times. The Angel Oak High Yield Opportunities ETF has substantially the same investment objectives, policies and strategies as the Target High Yield Fund has had since December 31, 2022.
Annual Total Returns
For the Target High Yield Fund
(for years ended December 31 st )
During the periods shown in the chart, the highest quarterly return was 11.57% (for the quarter ended June 30, 2020) and the lowest quarterly return was -15.13% (for the quarter ended March 31, 2020).
Average Annual Total Returns
For the Target High Yield Fund

For the period ended December 31, 2023	1 Year	5 Years	10 Years	Since Inception (3/31/09)
Return Before Taxes	12.54%	5.73%	4.95%	7.59%
Return After Taxes on Distributions[1]	9.51%	3.27%	2.38%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.33%	3.33%	2.62%	4.79%
Bloomberg U.S. High Yield Corporate Bond Index (reflects no deduction for fees, expenses, and taxes)	13.44%	5.37%	4.60%	8.90%
1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Target Total Return Bond Fund
The following performance information indicates some of the risks of investing in the Angel Oak Mortgage-Backed Securities ETF. The Acquiring MBS ETF will commence operations after the assets of another investment company advised by the Adviser, the Target Total Return Bond Fund, will be transferred to the Acquiring MBS ETF in a tax-free reorganization as of the close of business on February 16, 2024. The Acquiring MBS ETF has the same investment objective and a different investment strategy as those of the Target Total Return Bond Fund. The bar chart shows the performance of the Target Total Return Bond Fund’s Institutional Class Shares for calendar years ended December 31. The table shows the average annual total returns of the Target Total Return Bond Fund’s Institutional Class Shares compared over time to those of a broad measure of market performance. Performance for the Target Total Return Bond Fund has not been adjusted to reflect the Acquiring MBS ETF’s higher expenses than those of the Target Total Return Bond Fund’s Institutional Class Shares. Had the Target Total Return Bond Fund been structured as an ETF, its performance may have been lower. Performance for the Target Total Return Bond Fund is based on the NAV per share of the Target Total Return

Bond Fund shares rather than on market-determined prices. The Target Total Return Bond Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Angel Oak Mortgage-Backed Securities ETF’s website at www.angeloakcapital.com.
The Acquiring MBS ETF has higher expenses than the Target Total Return Bond Fund, and consequently, the performance of the Target Total Return Bond Fund would have been lower if the higher expenses had been in effect.
On December 31, 2022, changes were made to the Target Total Return Bond Fund’s investment strategies. As a result, the Target Total Return Bond Fund’s performance during periods prior to this date may have differed had the Target Total Return Bond Fund’s current investment policies and strategies been in place at those times. The Acquiring MBS ETF has the same investment objective, and similar policies and strategies, as the Target Total Return Bond Fund has had since December 31, 2022.
Annual Total Returns
For the Target Total Return Bond Fund
(for years ended December 31 st )
During the period shown in the chart, the highest quarterly return was -0.39% (for the quarter ended December 31, 2022) and the lowest quarterly return was -4.42% (for the quarter ended June 30, 2022).
Average Annual Total Returns
For the Target Total Return Bond Fund

For the period ended December 31, 2023	1 Year	Since Inception (6/4/21)
Return Before Taxes	5.46%	-3.01%
Return After Taxes on Distributions[1]	3.55%	-4.24%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.19%	-2.79%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.53%	-3.03%
1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. For the fiscal year ended January 31, 2023, the Target High Yield Fund’s portfolio turnover rate was 33% of the average value of its portfolio and the Target Total Return Bond Fund’s portfolio turnover rate was 53% of the average value of its portfolio. Because the Acquiring ETFs are newly organized, no portfolio turnover data is available.
Investment Restrictions
The investment restrictions adopted by each Target Fund and its corresponding Acquiring ETF as fundamental investment restrictions (i.e., cannot be changed by the respective board of trustees without affirmative shareholder approval), are the same.

The Target Funds’ fundamental investment restrictions are summarized under the section entitled “Investment Policies” in the Target Funds’ SAI, which is incorporated by reference into this Information Statement/Prospectus. The Acquiring ETFs’ fundamental investment restrictions are described in the Information Statement/SAI.
A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund. A non-fundamental limitation may be changed by a Fund’s board of trustees without shareholder approval.
The Target High Yield Fund and the Acquiring High Yield ETF, and the Target Total Return Bond Fund and the Acquiring MBS ETF have each adopted a policy to comply with Rule 35d-1 under the 1940 Act. Such policies have been adopted as non-fundamental investment policies and may be changed without shareholder approval upon 60 days’ written notice to shareholders. The policies are set forth below.

Target High Yield Fund	Acquiring High Yield ETF
In pursuing its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities rated below investment grade (measured at the time of purchase). These securities may include domestic and foreign corporate debt securities, including bank-issued subordinated debt (which includes subordinated debt issued by community banks), fixed and floating rate bonds, and zero coupon bonds; and various forms of debt securitizations, including agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (“Structured Products”); and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, securities rated below investment grade. The Fund may purchase corporate securities issued by companies of any size – small cap, medium cap or large cap.	Same.

Target Total Return Bond Fund	Acquiring MBS ETF
The Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. For purposes of this 80% investment policy, the Adviser will select the Fund’s investments in bonds from a broad range of instruments across various asset classes, including: agency and non-agency residential mortgage-backed securities (“RMBS”); commercial mortgage-backed securities (“CMBS”); collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), collateralized mortgage obligations (“CMOs”), collateralized bond obligations (“CBOs”), asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (collectively, “Structured Products”); mortgage loans, secured and unsecured consumer loans, commercial loans and pools of such loans (collectively, “Loans”); corporate debt, including bank-issued subordinated debt (which includes subordinated debt issued by community banks); municipal securities; U.S. Treasury and U.S. government agency securities; and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, bonds.
The Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mortgage-backed securities (“MBS”). For purposes of this 80% investment policy, the Adviser will select the Fund’s investments in mortgage-backed securities within a range of instruments across various asset classes, including: agency and non-agency residential mortgage-backed securities (“RMBS”), agency and non-agency commercial mortgage-backed securities (“CMBS”), collateralized debt obligations (“CDOs”) that include a significant majority of residential or commercial mortgages; and collateralized mortgage obligations (“CMOs”).

The Fund may invest up to 20% of its net assets in a variety of asset classes, including: asset-backed securities (“ABS”), including securities or securitizations backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, and other debt securitizations (collectively with CDOs and CMOs, “Structured Products”); secured and unsecured consumer loans, commercial loans and pools of such loans (collectively, “Loans”); corporate debt, including bank-issued subordinated debt; municipal securities; U.S. Treasury and U.S. government agency securities; and derivative instruments that invest substantially all of their assets in, are linked to, or otherwise provide investment exposure to, bonds.

Portfolio Holdings Information
A complete description of the Target Funds’ policies and procedures and additional disclosure related to the Target Funds’ portfolio holdings is available in the Target Funds’ SAI, which is incorporated by reference into this Information Statement/Prospectus. Information about each Acquiring ETF’s daily portfolio holdings will be available at www.angeloakcapital.com. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring ETFs’ policies and procedures with respect to the disclosure of portfolio holdings is included in the Information Statement/SAI.

Management
Boards of Trustees
Overall responsibility for oversight of the Trust rests with the Angel Oak Board. The Angel Oak Board is responsible for overseeing the Adviser and other service providers in the operations of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s governing documents. The Angel Oak Board is currently comprised of six Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act. The Trustees and officers of the Trust, including information on their present positions and principal occupations, are provided under “MANAGEMENT” in the Target Funds’ SAI, which is incorporated by reference into this Information Statement/Prospectus.
The Angel Oak Board will be responsible for overseeing the performance of the Adviser and the other service providers for the Acquiring ETFs. The Trustees and officers of the Trust, including information on their present positions and principal occupations, are provided under the section entitled “MANAGEMENT” in the Information Statement/SAI.
Investment Adviser
Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Funds and Acquiring ETFs.
The Adviser is responsible for the day-to-day management of the Target Funds and Acquiring ETFs and has discretion to purchase and sell securities in accordance with the Funds’ investment objectives, policies, and restrictions, subject to the oversight of the respective board of trustees.
Portfolio Managers
The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the applicable Fund.
Sreeniwas (Sreeni) V. Prabhu, Sam Dunlap, Nichole Hammond, CFA ® , Matthew R. Kennedy, CFA ® , Berkin Kologlu, Colin McBurnette, and Clayton Triick, CFA ® are jointly and primarily responsible for the day-to-day management of the Target High Yield Fund. Sreeniwas (Sreeni) V. Prabhu, Nichole Hammond, CFA ® , Matthew R. Kennedy, CFA ® , Berkin Kologlu, and Clayton Triick, CFA ® will be jointly and primarily responsible for the day-to-day management of the Acquiring High Yield ETF.
Sam Dunlap, Nichole Hammond, CFA ® , Matthew Kennedy, CFA ® , Colin McBurnette, and Clayton Triick, CFA ® are jointly and primarily responsible for the day-to-day management of the Target Total Return Bond Fund. Nichole Hammond, CFA ® , Matthew R. Kennedy, CFA ® , Clayton Triick, CFA ® , and Namit Sinha will be jointly and primarily responsible for the day-to-day management of the Acquiring MBS ETF.
Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner and Group Chief Investment Officer of the Adviser. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.
Sam Dunlap is Chief Investment Officer, Public Strategies of the Adviser. Mr. Dunlap is also responsible for managing some of the separately managed accounts for the Adviser’s clients. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining the Adviser in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.
Clayton Triick, CFA®, is a Senior Portfolio Manager of the Adviser. Mr. Triick is a portfolio manager within the asset-backed securities markets within the structured products group and focuses on cross asset allocation and interest rate risk management of Angel Oak funds, the short duration strategies, and institutional separately managed accounts. Mr. Triick has been in the investment management industry since 2008 and has experience across multiple sectors of fixed income. Prior to joining Angel Oak in 2011, Mr. Triick worked for YieldQuest Advisors, where he was a member of the investment committee focusing on interest rate risk, currency risk, and commodity of the portfolios alongside directly managing the closed-end fund allocations within portfolios and individual accounts. Mr. Triick holds a B.B.A. in Finance from the Farmer School of Business at Miami University in Oxford, Ohio and holds the Chartered Financial Analyst (CFA®) designation.
Colin McBurnette is a Senior Portfolio Manager of the Adviser. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining the Adviser in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital

Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.
Berkin Kologlu is a Senior Portfolio Manager of the Adviser. Mr. Kologlu has over 20 years’ experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. He spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.
Matthew R. Kennedy, CFA®, is Head of Corporate Credit and Senior Portfolio Manager of the Adviser. Mr. Kennedy has over 20 years of capital markets and asset management experience. Prior to joining the Adviser in 2016, Mr. Kennedy spent seven years as a portfolio manager with Rainier Investment Management, LLC, where he served as Director of Fixed Income Management and was responsible for managing the Predecessor High Yield Fund among other clients. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.
Nichole Hammond, CFA®, is a Senior Portfolio Manager of the Adviser. Ms. Hammond has over 20 years’ experience in the corporate bond market across multiple industrial and financial subsectors. Prior to joining the Adviser in 2017, Ms. Hammond spent 15 years at Wells Capital Management. Ms. Hammond was most recently a Senior Analyst for Wells Capital Management’s Montgomery Core Fixed Income team, responsible for research and investment strategy in the corporate bond portfolio with a focus on global financials. Ms. Hammond holds a B.A. in Business Administration, specializing in Finance, from the University of Washington. She also holds the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Institute.
Namit Sinha is a Managing Director and Chief Investment Officer of the private strategies of the Adviser. Mr. Sinha has over 15 years of experience in fixed income products including structured credit. Prior to Angel Oak, Mr. Sinha spent four years as Senior Vice President at Canyon Capital and established the residential loan trading business in addition to covering its structured products operations. Prior to joining Canyon, Mr. Sinha worked at Nomura as Executive Director of Mortgage Trading and was involved in the acquisition and financing of non-performing loans, reperforming loans, non-qualified mortgages and prime jumbo loans. Prior to that, Mr. Sinha worked at both Lehman Brothers and Barclays as a non-agency whole loan trader. Mr. Sinha holds an M.S. from Rutgers University, and a Bachelor of Technology degree from the Indian Institute of Technology Bombay in Mumbai, India.
Ward Bortz is a Managing Director and Portfolio Manager of the Adviser and a Portfolio Manager of each Fund. Mr. Bortz’s portfolio management responsibilities are focused on the firm’s ETFs and strategy design. He has been in the financial services industry since 2006. Before joining the Adviser, Mr. Bortz was a senior investment professional at some of the largest asset managers in the world, including Invesco, BlackRock and Dimensional Fund Advisors. He worked in a variety of roles including portfolio management, research, trading and strategy across fixed income, equities, and alternatives. Mr. Bortz holds a B.A. degree in Economics from the University of Chicago and an M.B.A. focused on finance and asset pricing from Columbia Business School.
The Target Funds’ SAI, which is incorporated by reference into this Information Statement/Prospectus, and the Information Statement/SAI provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.
Investment Advisory Fees
Pursuant to an advisory agreement between the Trust, on behalf of each of the Target Funds, and the Adviser (the “Advisory Agreement”), the Target High Yield Fund and the Target Total Return Bond Fund are responsible for paying to the Adviser, on a monthly basis, an annual management fee equivalent to 0.55% and 0.50%, respectively, of the Fund’s average daily net assets. For the fiscal year ended January 31, 2023, the Adviser received an annual advisory fee after waivers and/or reimbursements, equal to 0.21% of the Target High Yield Fund’s average daily net assets, and 0.00% of the Target Total Return Bond Fund’s average daily net assets. The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through May 31, 2024 to ensure that (i) total annual fund operating expenses after fee waiver and/or expense reimbursements (excluding any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) will not exceed 0.55% of the average daily net assets attributable to the Institutional Class shares of the Target High Yield Fund; and (ii) total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) will not exceed 0.44% of the average daily net assets attributable to the Institutional Class shares of the Target Total Return Bond Fund. These fee waivers and expense reimbursements are subject to possible recoupment from a Target Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Angel Oak Board, on 60 days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Angel Oak Board.

Pursuant to an investment advisory agreement between the Trust, on behalf of each of the Acquiring ETFs, and the Adviser (the “New Advisory Agreement”), the Acquiring High Yield ETF and the Acquiring MBS ETF are responsible for paying to the Adviser, on a monthly basis, an annual management fee equivalent to 0.55% and 0.79%, respectively, of the Funds’s average daily net assets. Pursuant to a unitary fee arrangement, the Adviser is responsible for bearing all the costs of the Acquiring ETFs, except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Acquiring High Yield ETF is not subject to a fee waiver or expense reimbursement arrangement. The Acquiring MBS ETF is subject to a contractual fee waiver and/or expense reimbursement agreement to limit the Fund’s operating expenses (exclusive of interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser which are waived), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.49% of the Fund’s average daily assets through at least May 31, 2025. The fee waiver and expense reimbursement is subject to possible recoupment from the Acquiring MBS ETF within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

A discussion regarding the basis for the Angel Oak Board’s approval of the Advisory Agreement with respect to the Target Funds is available in the Target Funds’ Annual Report dated January 31, 2023. A discussion regarding the basis for the Angel Oak Board’s approval of the New Advisory Agreement with respect to the Acquiring ETFs will be available in the Acquiring ETFs’ first semi-annual or annual report to shareholders following the Reorganization.

Other Service Providers
The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring ETFs:

	Target Funds	Acquiring ETFs
Administrator and Fund Accounting Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors LLC	Quasar Distributors LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Dechert LLP	Dechert LLP

Purchase and Redemption of Shares
Target Funds
Shares of the Target Funds may be purchased and redeemed on any day that the New York Stock Exchange is open for trading. Shares may be redeemed by written request, telephone or through a financial intermediary. The minimum initial investment amount for Institutional Class Shares is $500,000 for all account types and the minimum additional investment amount for Institutional Class Shares is $100 for all account types. However, a Target Fund or the Adviser may vary or waive any minimum investment requirement at its discretion.
Acquiring ETFs
Each Acquiring ETF issues and redeems shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Acquiring ETFs.
Individual shares of the Acquiring ETFs may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more (i.e., a premium) or less (i.e., a discount) than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Acquiring ETFs and no minimum number of shares that shareholders must buy.
Shares of the Acquiring High Yield ETF will be listed for trading on the NYSE Arca, Inc. exchange under the ticker symbol AOHY. Shares of the Acquiring MBS ETF will be listed for trading on the NYSE Arca, Inc. exchange under the ticker symbol MBS.
For a discussion of how Target Fund shares may be purchased and redeemed, as applicable, see “How to Buy Shares” and “How to Sell Shares” in the Target Funds’ Prospectus incorporated by reference herein. For a discussion of how Acquiring ETF shares may be purchased, exchanged, and redeemed, as applicable, see “Buying and Selling Fund Shares” in Appendix D to this Information Statement/Prospectus.
Tax Information
Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if they are investing through a tax-advantaged retirement plan account or if such shareholder is a tax-exempt investor, although they may be taxed on withdrawals from their tax-advantaged account.
ANGEL OAK BOARD CONSIDERATIONS
The Angel Oak Board considered the Reorganization at a meeting held on December 6, 2023. The Angel Oak Board evaluated the terms of the Plan, each Target Fund’s current investment objective and strategies, as well investment objectives and strategies of the Acquiring ETFs, the expenses relating to the Reorganization, each Target Fund’s fees and expenses, the experience and expertise of Acquiring ETFs’ investment adviser, federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.
In addition, the Angel Oak Board considered the Adviser’s proposal that each Target Fund be reorganized into an Acquiring ETF because the ETF structure of the Acquiring ETF may provide benefits with respect to the management of capital gains distributions. In addition, Angel Oak Board considered that shareholders will also gain the benefit of full daily transparency into the underlying portfolio holdings of each Acquiring ETF on its website each business day. Currently, each Target Funds only provides periodic disclosure of its complete portfolio holdings.
In addition, the Angel Oak Board considered that shareholders may benefit from the secondary market liquidity of the Acquiring ETFs. Shareholders of a Target Fund can only purchase or redeem shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund. This NAV is calculated once per business day. Shareholders of an Acquiring ETF, however, will be able to purchase and sell shares of the Acquiring ETF throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring ETF’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions more frequently than they currently are able to.
The Angel Oak Board considered that the Acquiring MBS ETF will have investment strategies that differ from its corresponding Target Fund. In addition, the Angel Oak Board considered that each Acquiring ETF will have the risks and benefits of operating in the ETF structure. The Board considered that the Adviser will continue as the investment adviser of each Acquiring ETF after the Reorganization. The Angel Oak Board, including all of the Trustees who are not “interested persons” of the Trust under the 1940 Act, determined that each of the Reorganizations is in the best interests of the respective Target Fund and its shareholders and approved the Reorganization and the Plan. The Board also considered that with respect to the Angel Oak Total Return Bond Fund, the Fund’s sole shareholder, the Angel Oak Multi-Strategy Income Fund, another series of the Trust, has indicated that it intends to approve the Reorganization through written consent.
The Board considered that the Acquiring MBS ETF has adopted a Rule 12b-1 Distribution and Service Plan under which the Acquiring MBS ETF may bear a Rule 12b-1 fee in an amount up to 0.25% of its average daily net assets for certain distribution-related activities and shareholder services. The Board also considered that no such fee is currently paid by the Acquiring MBS ETF, and there is presently no intention for the Fund to pay a Rule 12b-1 fee. The Board also noted that the Adviser has represented that, in the event that there is an intention for the Fund to pay such a fee in the future, the matter will first be presented to the Board for consideration and approval prior to implementation. The Board considered that a 12b-1 fee would not be implemented for the Fund in the future unless the Board determined that such fee was in the best interest of the Fund’s shareholders.
The Angel Oak Board’s determinations were based on a comprehensive evaluation of the information provided to it. During its review, the Angel Oak Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Angel Oak Board considered broader issues arising in the context of each Reorganization, its determinations with respect to each Reorganization were made on a fund-by-fund basis. The Angel Oak Board considered the following factors, among others, in its evaluation of each Reorganization:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan and, in particular, that the transfer of the assets of the Target Funds will be in exchange for shares of the Acquiring ETFs and the Acquiring ETFs’ assumption of the liabilities of the Target Funds. The Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Funds’ shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring ETF shares, and in some cases, cash, equal to the value of the Target Fund shares that each shareholder holds immediately prior to the Reorganization. The Board also noted that shareholders of a Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring ETF. The Board also noted that the value of the Target Funds’ assets to be acquired and the amount of their liabilities to be assumed by the Acquiring ETFs and the NAV of a share of the Target Funds will be determined in accordance with the valuation methodologies described in the Target Funds’ Prospectus and SAI, as may be supplemented. As a result, the Board noted that the interests of the Target Funds’ shareholders would not be diluted as a result of the Reorganization.
Investment Objective, Investment Strategies and Risks. The Angel Oak Board considered that the Acquiring High Yield ETF will have the same investment objective and investment strategy as its corresponding Target Fund, along with similar risks. The Acquiring MBS ETF will have the same investment objective but a different investment strategy than its corresponding Target Fund. The Angel Oak Board then considered the different risks associated with those new investment strategies. In addition, the Angel Oak Board noted that each Acquiring ETF would be subject to certain risks unique to their structure as ETFs, including market trading risk and premium/discount risk, but also certain benefits of operating in an ETF structure. The Angel Oak Board observed that the Adviser will continue as the investment adviser of each Acquiring ETF after the Reorganization.
Expenses Relating to Reorganization. The Angel Oak Board considered that the Target Funds’ shareholders will not incur any direct expenses in connection with the Reorganization. All direct expenses relating to the proposed Reorganization, which are estimated to be $133,000, whether or not consummated, will be borne by the Adviser, including expenses related to preparing, filing and mailing this Information Statement/Prospectus.
Relative Management Fees and Expense Ratios. The Angel Oak Board reviewed information regarding comparative expense ratios (current and pro forma management fees and expense ratios are set forth in the “SUMMARY COMPARISON OF THE FUNDS—Fees and Expenses of the Funds” section above). The Board considered that the management fee of the Acquiring High Yield ETF will be 0.55%, which is the same as the current management fee of the Target High Yield Fund, and the management fee of the Acquiring MBS ETF will be 0.79%, which is higher than the current management fee of 0.50% for the Target Total Return Bond Fund. The Board noted that the Acquiring High Yield ETF is expected to experience the same overall operating expenses as compared to its corresponding Target Fund after the applicable Target Fund fee waiver, because the Acquiring High Yield ETF will have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. The Board considered that the overall expenses of the Acquiring MBS ETF after the applicable fee waiver are expected to be higher compared to its corresponding Target Fund after the applicable Target Fund fee waiver. However, the Board also considered that the overall expenses of the Acquiring MBS ETF prior to the applicable fee waiver are expected to be lower compared to its corresponding Target Fund prior to its applicable Target Fund fee waiver, which is currently scheduled to expire on May 31, 2024, because the Acquiring MBS ETF will have a unitary fee structure pursuant to which the Adviser agrees to pay the operating expenses with only limited exceptions. The Board also reviewed the fees of peer ETFs and determined that the fee was within the range of those other ETFs and that the fee was fair and reasonable.
Federal Income Tax Consequences. The Angel Oak Board considered that each Reorganization is expected to qualify as a reorganization for federal income tax purposes and that the Target Funds and the shareholders of the Target Funds are not expected to recognize any gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder, if any).
Governance. The Angel Oak Board considered information regarding the governance of the Trust and its oversight by the trustees of the Angel Oak Board.
Other Alternatives. The Angel Oak Board considered alternatives to the Reorganization that were identified by the Adviser and the officers of the Trust, including the continued operation as traditional mutual funds and the liquidation of the Target Funds, and discussed with counsel. After discussion, the Angel Oak Board agreed that the possible alternatives were less desirable than the Reorganization.
Based on the foregoing, the Angel Oak Board determined that the Reorganization is in the best interests of each of the Target Funds and their respective shareholders. The Angel Oak Board approved the Reorganization on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION
The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Information Statement/Prospectus as Appendix A.
The Plan
The Plan provides for the transfer of all of the assets of each Target Fund to its corresponding Acquiring ETF in exchange for shares of the Acquiring ETF of equal value to the net assets of the Target Fund, and the Acquiring ETF’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring ETF shares issued in the exchange will equal the aggregate NAV of the Target Fund at the closing date (as defined in the Plan). Immediately after the transfer of a Target Fund’s assets, as provided for in the Plan, shares of the corresponding Acquiring ETF will be transferred pro rata to each shareholder’s brokerage account, or if your Target Fund shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Funds, then the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring Funds, until a brokerage account is identified. The outstanding shares of a Target Fund will then be canceled. As a result of the Reorganization, each shareholder of a Target Fund will receive the number of shares of the corresponding Acquiring ETF equal in value to his or her holdings in the Target Fund immediately before the Reorganization, but following the redemption of fractional shares. Shares will be held in book entry form only.
The value of a Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the corresponding Acquiring ETF and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange, Inc. on the business day immediately preceding the closing date of the Reorganization, less the value of any cash or other assets used to redeem fractional shares. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the Angel Oak Board. The Adviser will bear all expenses relating to the Reorganization, including expenses related to preparing, filing and mailing this Information Statement/Prospectus.
Each Reorganization is subject to a number of conditions, including the receipt of a legal opinion from Dechert LLP, counsel to the Trust, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the closing date of each Reorganization is expected to be on or about February 16, 2024, or another date agreed to by the Trust. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of the Trust, on behalf of the Target Funds, and the Trust, on behalf of the Acquiring ETFs.
Federal Income Tax Consequences of each Reorganization
The following is a general summary of some of the important U.S. federal income tax consequences of each Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Acquired Fund Shares exchanged for Acquiring ETF Shares. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. For other shares held directly with a Target Fund at the Target Fund’s transfer agent, the shares will be held by U.S. Bancorp Fund Services, LLC, the transfer agent to the Acquiring ETFs, until a brokerage account is identified. Alternatively, if you hold your shares of a Target Fund through a group retirement plan, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to a Reorganization. In some cases, this transfer may be subject to tax.

Each Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of each Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and Acquiring ETF) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code);
•No Fund will recognize any gain or loss as a direct result of the Reorganization;
•The Target Fund’s shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for corresponding Acquiring ETF shares, except with respect to cash received, if any;
•The aggregate tax basis in Acquiring ETF shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund Shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring ETF shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;
•The Acquiring ETF’s tax basis in each asset the Target Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring ETF’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and
•The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring ETF without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code and as to the shareholders who do not hold their Target Fund Shares via a brokerage account that can accept shares of the Acquiring ETF on the Closing Date. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of each Reorganization will be as described above. If a Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring ETF, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring ETF it received.

The tax year of the Target Fund is expected to continue with the Acquiring ETF, and the capital gains, if any, resulting from portfolio turnover (including sales of securities to fund shareholder redemptions, if any) prior to the Reorganization may be distributed prior to the Reorganization or be carried over to the Acquiring ETF. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date hereof), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, such Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring ETF, the Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free reorganizations, as expected, the Acquiring ETF will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring ETF. Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring ETF has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a direct result of the Reorganization.

Thus, the reorganization of each Target Fund into the Acquiring ETF is not expected to result in any limitation on the use by the Acquiring ETF of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring ETF, as the successor in interest to the corresponding Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring ETF shares or other reorganization transactions in which the Acquiring ETF might engage post-Reorganization.

To the extent there are any realized gains not offset by capital losses, a Target Fund is expected to distribute such gains to its respective shareholders, which will likely be a taxable event for shareholders.

As of January 31, 2023, the Acquiring ETFs had no accumulated net realized capital loss carryforwards.

As of January 31, 2023, the Target High Yield Fund had an accumulated net realized capital loss carryforward amount of $4,415,196, and the Target Total Return Bond Fund had an accumulated net realized capital loss carryforward amount of $2,799,600.

As of January 31, 2023, the Target Funds had the following short-term and long-term capital loss carryforwards without expiration:

	Capital Loss Carryforwards
	Short-Term	Long-Term	Total
Target High Yield Fund	$1,293,466	$3,121,730	$4,415,196
Target Total Return Bond Fund	$557,001	$2,242,599	$2,799,600

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Description of the Acquiring ETF Shares
Shares of the Acquiring ETFs issued to the shareholders of the Target Funds pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of the Target Funds as of December 19, 2023 and the Acquiring ETFs’ pro forma combined capitalization as of that date, after giving effect to the Reorganization, are shown in the tables below. The following are examples of the number of shares of each Acquiring ETF that would have been exchanged for the shares of the corresponding Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs.

(unaudited)	Target High Yield Fund Shares[1]	Pro forma Acquiring High Yield ETF Shares
Net Assets	$70,274,720.74	$70,274,720.74
Shares Outstanding	6,491,172.86	6,491,172.86
Net Asset Value per Share	$10.83	$10.83

(unaudited)	Target Total Return Bond Fund Shares	Pro forma Acquiring MBS ETF Shares
Net Assets	$30,740,391.38	$30,740,391.38
Shares Outstanding	3,631,336.54	3,631,336.54
Net Asset Value per Share	$8.47	$8.47
(1) The net assets and Shares Outstanding of the Target High Yield Fund reflect the combination of the Fund’s Class A Shares and Institutional Class Shares.
ADDITIONAL INFORMATION ABOUT THE FUNDS
General
For a general discussion of the operation and organization of the Target Funds, see “THE TRUST” in the Target Funds’ SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring ETFs, see “THE TRUST” and “EXCHANGE LISTING AND TRADING” in the Information Statement/SAI.
Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Determination of Net Asset Value” in the Target Fund’s Prospectus and, for the Acquiring ETFs, see “Buying and Selling Fund Shares” and “Determination of Net Asset Value” in Appendix D attached to this Information Statement/Prospectus.
Dividends, Other Distributions, and Taxes
The Target Funds and the Acquiring ETFs each intend to pay out dividends at least annually, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law.
The way that dividends are received differs between the Target Funds and Acquiring ETFs. Target Fund distributions are automatically reinvested in the Target Fund from which they are paid unless a shareholder requests cash distributions. Acquiring ETFs will declare and pay capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Acquiring

ETF shares only if the broker through whom Fund shares are purchased makes such option available. An Acquiring ETF shareholder’s broker is responsible for distributing the income and capital gain distributions to an Acquiring ETF shareholder.
For a discussion of the Target Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring ETFs’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions, and Taxes” in Appendix D attached to this Information Statement/Prospectus.
Disclosure of Portfolio Holdings and Premium/Discount Information
For a description of the Target Funds’ policies and procedures with respect to the disclosure of its portfolio holdings, see “Disclosure of Portfolio Holdings” in the Target Fund’s Prospectus and “Disclosure of Portfolio Holdings” in the Target Funds’ SAI, which are incorporated by reference herein.
For a description of the Acquiring ETFs’ policies and procedures with respect to the disclosure of its portfolio holdings and premium/discount information, see “Premium/Discount Information” in Appendix D attached to this Information Statement/Prospectus, and “Disclosure of Portfolio Holdings” in the Information Statement/SAI.
Frequent Purchases and Redemptions
For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Account and Transaction Policies” in the Target Fund’s Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring ETFs’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in Appendix D attached to this Information Statement/Prospectus.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares through a broker-dealer or other financial intermediary, a Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Derivative Actions
The Declaration of Trust provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the applicable Fund(s). The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the applicable Funds are unable to meet their obligations. The Declaration of Trust also provides that shareholders of the Trust may not bring derivative actions, unless certain conditions are met, including, among other conditions: (i) shareholders make a pre-suit written demand upon the Board to bring the action, (ii) shareholders owning shares representing at least a majority of the outstanding applicable shares join the derivative action (except with respect to claims arising under the federal securities laws), and (iii) the Board is given a 30-day period to consider and investigate the request. In addition, if the Board determines that such an action is not in the best interest of the Trust or of a particular Fund or class, as applicable, then (except with respect to claims arising under the federal securities laws) the complaining shareholders may not bring the derivative action. In the event that the Board determines that the action should be brought, such action shall be brought directly by the Trust and not as a derivative action.

The Declaration of Trust also provides that the Trust shall not in any way be limited by any present or future law or custom in regard to investment by fiduciaries. However, nothing in the Declaration of Trust that modifies or restricts the duties or liabilities of the Trust’s trustees shall apply to, or in any way limit, their duties, including the state law fiduciary duties of loyalty and care, or liabilities with respect to matters arising under the federal securities laws.
Financial Information
For certain financial information about the Target Funds, see “Financial Highlights” which are appended to this Information Statement/Prospectus as Appendix B.

OTHER INFORMATION
OTHER BUSINESS
The Target Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Secretary of the Angel Oak Funds Trust, c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with a Reorganization.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Dechert LLP.
INFORMATION FILED WITH THE SEC AND THE NYSE ARCA, INC.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by the Trust are available on the SEC’s website at http://www.sec.gov and may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. In addition, shares of each Acquiring ETF will be listed on the NYSE Arca, Inc. exchange. Reports, proxy statements and other information that may be filed with the NYSE Arca, Inc. exchange also may be inspected at the offices of the exchange.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is adopted as of this ___ day of _____, 2024 by and among (i) Angel Oak Funds Trust, a Delaware statutory trust (the “Trust”), severally and not jointly on behalf of each segregated portfolio of assets (series) thereof listed under the heading “Target Funds” on Schedule A attached hereto (“Schedule A”) (each a “Target Fund”) and (ii) the Trust, severally and not jointly on behalf of each series thereof listed under the heading “Acquiring ETFs” on Schedule A (each an “Acquiring ETF”), and solely with respect to paragraph 9.2, Angel Oak Capital Advisors, LLC. Other than the Target Funds and the Acquiring ETFs, no other series of the Trust are parties to this Agreement. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Funds or Acquiring ETFs are made and shall be taken or undertaken by the Trust on behalf of the Target Funds and Acquiring ETFs.

        WHEREAS, the parties hereto intend for the Acquiring ETFs and the Target Funds to enter into a transaction pursuant to which: (i) an Acquiring ETF will acquire all of the Assets (as defined in Section 1.1(b)) and assume all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund listed on Schedule A opposite its name (“corresponding Acquiring ETF”) in exchange for shares of the corresponding Acquiring ETF (“Acquiring ETF Shares”) of equal value (except for the value of any fractional shares which will be distributed in cash to Target Fund Shareholders (as defined in Section 1.1(d) below) and except for the value of cash to be distributed to IRA shareholders (as defined below) upon the closing of the Reorganization) to the net assets of the Target Fund (determined as of the Valuation Time (as defined in Section 2.1(e)), and (ii) the Target Fund will distribute such Acquiring ETF Shares to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). (For convenience, the balance of this Agreement refers only to a single Reorganization, one Target Fund, and one Acquiring ETF, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.);
WHEREAS, the Acquiring ETF is a “shell” series of the Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;
WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “Commission”); and
WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).
WHEREAS, the Boards of Trustees of the Trust have authorized and approved the Reorganization with respect to the Target Fund and the Acquiring ETF.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    DESCRIPTION OF THE REORGANIZATION

1.1.    The Trust agrees to take the following steps with respect to the Reorganization:
(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring ETF, and the Acquiring ETF in exchange therefor shall assume the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring ETF Shares (excluding fractional shares) determined in the manner set forth in Section 2.
(b)The assets of the Target Fund to be transferred to the Acquiring ETF shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 below) (collectively, “Assets”). Assets shall not include the assets required to pay out any fractional shares in cash to Target Fund Shareholders and IRA Shareholders (each, as defined in Section 1.1(d) below) upon the closing of the Reorganization.

(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Liabilities of the Target Fund shall include, but not be limited to, any accrued fee waiver or expense reimbursement amounts that the Target Fund may be or may become liable for pursuant to the Target Fund’s Operating Expense Limitation Agreement entered into by the Trust, on behalf of the Target Fund, and Angel Oak Capital Advisors, LLC. The Acquiring ETF shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”).
(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1 below), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring ETF Shares received by the Target Fund pursuant to Section 1.1(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring ETF Shares then credited to the account of the Target Fund on the books of the Acquiring ETF to open accounts on the share records of the Acquiring ETF in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring ETF shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form. Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the Target Fund’s shareholders. Target Fund shareholders who would otherwise have been entitled to receive fractional shares of Acquiring ETF Shares will receive a cash payment in lieu thereof. In addition, notwithstanding anything to the contrary herein, Target Fund Shareholders who hold Target Fund Shares through a fund direct IRA (“IRA Shareholders”) will have their shares exchanged for cash equal in value to their Target Fund Shares, unless such a Target Fund Shareholder provides alternative direction prior to the Reorganization.

(e)Ownership of Acquiring ETF Shares will be shown on its books, as such are maintained by the Acquiring ETF’s transfer agent.

2.    VALUATION
2.1.    With respect to the Reorganization:
(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring ETF hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Trust’s Board of Trustees (“Target Fund Valuation Procedures”).

(b)The number of Acquiring ETF Shares issued by the Acquiring ETF in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders upon the closing of the Reorganization and except for the value of any shares which will be distributed in cash to IRA Shareholders).
(c)The net asset value per share of the Acquiring ETF Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring ETF Shares issued in connection with the Reorganization (described in Section 2.1(b)).
(d)All computations of value shall be made by the Target Fund’s administrator using the Target Fund Valuation Procedures.
(e)“Valuation Time” shall mean immediately after the close of regular trading on the NYSE on the Valuation Date.
(f)“Valuation Date” shall mean the business day next preceding the Closing Date.
    3.    CLOSING AND CLOSING DATE
3.1.    The Reorganization shall close on February 16, 2024 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.
3.2.    With respect to the Reorganization:
(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring ETF’s custodian (the “Acquiring Custodian”) for the account of the Acquiring ETF duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring ETF may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring ETF or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring ETF or the Acquiring Custodian, such as brokers’ confirmation slips.
(b)The Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring ETF no later than the Closing Time on the Closing Date. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Trust stating that all such taxes have been paid or provision for payment has been made.
(c)At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring ETF or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring ETF may reasonably request.
(d)The Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring ETF at the Closing a certificate of an authorized officer stating that its records, as provided to the Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring ETF shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring ETF Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Trust that such Acquiring ETF Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring ETF. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
(e)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES
4.1.    The Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Trust and the Acquiring ETF as follows:
(a)The Target Fund is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust, as amended, and By-Laws, each as currently in effect (“Trust Governing Documents”) to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;
(c)No consent, approval, authorization, or order of any court, governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;
(f)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring ETF, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring ETF will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring ETF, the Acquiring ETF will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;
(g)The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Trust is a party or by which it is bound;
(h)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, on behalf of the Acquiring ETF, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)The financial statements of the Target Fund for the Target Fund’s fiscal year ended January 31, 2023 have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)The Trust has been furnished with unaudited financial statements of the Target Fund as of July 31, 2023. Such statements were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
(k)Since January 31, 2023, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;
(l)On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. Except as otherwise disclosed to and accepted by or on behalf of the Trust (on behalf of the Acquiring ETF), to the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);
(m)The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;
(n)The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (l) or (m) of this Section 4.1;

(o)All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;
(p)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, (and, solely with respect to Angel Oak Total Return Bond Fund, subject to the written consent of the shareholder of the Target Fund) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q)Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring ETF with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with, solely with respect to Angel Oak Total Return Bond Fund, the written consent of the shareholders of the Target Fund to approve this Agreement and such information as of the date provided, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein;

(r)The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;
(s)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(t)The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder;
(u)The Target Fund has no unamortized or unpaid organizational fees or expenses;
(v)Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring ETF, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;
(w)The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder;
(x)The Acquiring ETF Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;
(y)The Target Fund has maintained since its formation its January 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its January 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing IRS Form 1128 “Application to Adopt, Change, or retain a Tax Year.” (Note: The predecessor fund of the Angel Oak High Yield Opportunities Fund had a fiscal year end of March 31 prior to its reorganization on April 15, 2015);”
(z)The Target Fund has satisfied (i) all material federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2023 excise tax and January 31, 2023 income tax distribution requirements. The Target Fund has not filed a federal Section 6662 Disclosure Statement with respect to any return; and
(aa)The Target Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury regulations.
4.2.     The Trust, on behalf of itself or, where applicable, the Acquiring ETF, represents and warrants to the Trust and the Target Fund as follows:
(a)The Acquiring ETF is duly organized as a series of the Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its Trust Governing Documents to own all of its properties and assets, to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;
(b)The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)Prior to the Closing, the registration of the Acquiring ETF Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;
(d)No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring ETF and the Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date, under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(e)The prospectus and statement of additional information of the Acquiring ETF to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(f)The execution, delivery and performance of this Agreement will not result, in (i) a violation of the Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring ETF or the Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring ETF or the Trust is a party or by which it is bound;
(g)Except as otherwise disclosed in writing to and accepted by or on behalf of the Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Trust’s knowledge, threatened against the Trust or the Acquiring ETF that, if adversely determined, would materially and adversely affect the Trust’s or the Acquiring ETF’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Trust nor the Acquiring ETF is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(h)The Acquiring ETF will be at the time of Closing a new series of the Trust, without assets (other than nominal seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring ETF has not commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring ETF to secure any required initial shareholder approvals. Immediately following the Reorganization, substantially all of the Acquiring ETF Shares will be held by the shareholders of the Target Fund as of the Closing Date;

(i)By the Closing, (i) the Trust’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring ETF to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring ETF;
(j)The Acquiring ETF intends to elect and qualify as a regulated investment company for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring ETF will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring ETF to fail to be qualified as a regulated investment company from and after the Closing;
(k)No consideration other than the Acquiring ETF Shares (and the Acquiring ETF’s assumption of the Target Fund’s Liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization;
(l)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring ETF, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring ETF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(m)The Acquiring ETF Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Trust and the Acquiring ETF;
(n)The Acquiring ETF is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;
(o)The Acquiring ETF on the Closing will not directly or indirectly own, any shares of the Target Fund;
(p)The Acquiring ETF will have no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Angel Oak Capital Advisors, LLC;

(q)The information provided by the Acquiring ETF for use in the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with, solely with respect to Angel Oak Total Return Bond Fund, written consent of the shareholders of the Target Fund to approve this Agreement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, as of the date provided, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Trust for use therein; and

(r)The Trust is not aware of any arrangement whereby it or any affiliated person of the Trust (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

5.     COVENANTS
5.1.    With respect to the Reorganization:
(a)The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring ETF shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring ETF to secure any required initial shareholder approvals.
(b)The parties hereto shall cooperate in preparing, and the Trust shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring ETF Shares to be issued in connection with the Reorganization and include an information statement explaining that shareholders of the Target Fund will approve the Reorganization by written consent (the “N-14 Registration Statement”).

(c)Solely with respect to Angel Oak Total Return Bond Fund, the Trust will receive a written consent approval from the majority shareholder(s) of the Target Fund with respect to this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
(d)The Target Fund will assist the Acquiring ETF in obtaining such information as the Acquiring ETF reasonably requests concerning the beneficial ownership of the Target Fund’s shares.
(e)The Trust, on behalf of the Target Fund, will provide the Acquiring ETF with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring ETF, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring ETF’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring ETF as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(f)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
(g)The Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring ETF Shares received at the Closing, as set forth in Section 1.1(d).
(h)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated in this Agreement.
(i)Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.
(j)The Trust, on behalf of the Target Fund, shall deliver to the Acquiring ETF copies of: (i) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(k)The Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Trust, on behalf of the Acquiring ETF, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.
(l)The Target Fund shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, (i) a statement of the earnings and profits and capital loss carryovers of the Target Fund for federal income tax purposes that will be carried over by the Acquiring ETF as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer and (ii) a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring ETF pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring ETF may reasonably request. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.
(m)The Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.
6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
6.1.    With respect to the Reorganization, the obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Trust and the Acquiring ETF of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)All representations and warranties of the Trust and the Acquiring ETF contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring ETF made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
(c)The Trust and the Acquiring ETF shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Acquiring ETF, on or before the Closing Date;
7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF
7.1.    With respect to the Reorganization, the obligations of the Trust, on behalf of the Acquiring ETF, to consummate the transactions provided for herein shall be subject, at the Acquiring ETF’s election, to the performance by the Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
(a)All representations and warranties of the Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
(b)The Trust shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)The Trust, on behalf of the Target Fund, shall have delivered to the Trust, on behalf of the Acquiring ETF (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;
(d)The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b), duly executed by an authorized officer of the Target Custodian;
(e)The Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust and the Target Fund, on or before the Closing Date;
8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF AND THE TARGET FUND
With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring ETF, the Trust, on behalf of the Target Fund or the Acquiring ETF, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1.        The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring ETF may waive the condition set forth in this Section 8.1;
8.2.    On the Closing Date, no action, suit or other proceeding shall be pending or, to the Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring ETF or the Target Fund, provided that either party hereto may for itself waive any of such conditions;
8.4.    The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and
8.5.        The Trust shall have received on or before the Closing Date an opinion of Dechert LLP in form and substance reasonably acceptable to the Trust, as to the matters set forth on Schedule B. In rendering such opinion, Dechert LLP may request and rely upon representations contained in certificates of officers of the Trust and the officers of the Trust shall use their best efforts to make available such truthful certificates. The foregoing opinion may state that no opinion is expressed as to (i) the effect of the Reorganization on a Target Fund, Acquiring ETF or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any other U.S, federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring ETF may waive the condition set forth in this Section 8.5.
9.FEES AND EXPENSES
9.1.    The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
9.2.    Angel Oak Capital Advisors, LLC will bear those expenses relating to the Reorganization as set forth in this Section 9.2, whether or not the Reorganization is consummated. The costs relating to the Reorganization to be borne by Angel Oak Capital Advisors, LLC shall include costs associated with organizing the Acquiring ETF, costs associated with the preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the information statement/prospectus contained therein), legal fees, accounting fees, and transfer agent and custodian conversion costs. The costs relating to the Reorganization shall not include brokerage or other transaction costs, including capital gains taxes and transfer taxes for foreign securities, incurred in connection with the Reorganization, and such costs shall be borne by the Target Fund. For the avoidance of doubt, neither the Acquiring ETF nor the Target Fund will bear any costs relating to the Reorganization, other than as described in this Agreement. Angel Oak Capital Advisors, LLC will assume or pay only those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187), and the shareholders of the Target Fund and the Acquiring ETF will pay their own expenses, if any, incurred in connection with the Reorganization. This Section 9.2 shall survive the termination of this Agreement and the Closing.

10.    INDEMNIFICATION
10.1.    The Trust, on behalf of the Target Fund, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Acquiring ETF from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Acquiring ETF may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
10.2.    The Trust, on behalf of the Acquiring ETF, agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Trust, on behalf of the Acquiring ETF, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.
11.ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1.    Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
12.TERMINATION
This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust on behalf of the Target Fund or the Acquiring ETF, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
13.AMENDMENTS
This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.
14.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS
14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2. This Agreement shall be governed by and construed in accordance with the laws of The State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.
14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) the Target Fund or the Acquiring ETF, as applicable, as provided in the Trust Governing Documents and (ii) the other parties to this Agreement. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.
14.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.
14.7. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
14.8 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.    NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:
For Trust:

Angel Oak Funds Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Angel Oak Funds Trust,
severally and not jointly on behalf of each
Target Fund

By: ______________________
Name: Adam Langley
Title: President

Angel Oak Funds Trust,
severally and not jointly on behalf of each
Acquiring ETF

By: ______________________
Name: Adam Langley
Title: President

Angel Oak Capital Advisors, LLC,
Solely for purposes of paragraph 9.2

By: ______________________
Name:
Title:

Signature Page to Agreement and Plan of Reorganization

SCHEDULE A

Target Fund		Acquiring ETF
Angel Oak High Yield Opportunities Fund (the “Target High Yield Fund”)	à	Angel Oak High Yield Opportunities ETF (the “Acquiring High Yield ETF”)
Angel Oak Total Return Bond Fund (the “Target Total Return Bond Fund”)	à	Angel Oak Mortgage-Backed Securities ETF (the “Acquiring MBS ETF”)

SCHEDULE B

TAX OPINIONS
Per Paragraph 8.5

With respect to the Reorganization:

1.The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;
3.No gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;
4.No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);
5.The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by each such Target Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);
6.The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund shares surrendered in exchange therefor were held (provided such Target Fund shares were held as capital assets on the date of the Reorganization);
7.The tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately prior to the Reorganization; and
8.The holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Asset).
For avoidance of doubt, Target Fund Shareholders for this purpose refers to shareholders of the Target Fund who hold shares of the Target Fund through a brokerage account that can accept Acquiring Fund Shares and does not include IRA shareholders and shareholders who do not hold their shares in a brokerage account that supports transactions in ETF shares.

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS
Each Acquiring ETF is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring ETF will adopt the financial statements for the Institutional Class shares of its corresponding Target Fund, the accounting survivor of the Reorganization. The audited financials of the Target Funds are included in the Target Funds Annual Report, which are incorporated herein by reference. The non-audited financials of the Target Funds are included in the Target Funds Semi-Annual Report, which are incorporated herein by reference.
Each financial highlights table is intended to help you understand the respective Target Fund’s Institutional Class shares financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information provided was audited by Cohen & Company, Ltd., whose report, along with the Target Funds’ financial statements, are included in the Target Funds’ annual report, both of which are available upon request.

Angel Oak High Yield Opportunities Fund - Institutional Class
Financial Highlights
(For a share outstanding during each year or period)

	For the Period Ended July 31, 2023 (Unaudited)	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year or period	$10.58	$11.54	$11.73	$11.71	$11.35	$11.95
Income from investment operations:
Net investment income (loss)	0.36	0.60	0.60	0.63	0.67	0.69
Net realized and unrealized gain (loss) on investments (a)	0.02	(0.95)	(0.18)	0.01	0.36	(0.61)
Total from investment operations	0.38	(0.35)	0.42	0.64	1.03	0.08
Less distributions to shareholders:
From net investment income	(0.32)	(0.61)	(0.61)	(0.62)	(0.67)	(0.68)
Total distributions	(0.32)	(0.61)	(0.61)	(0.62)	(0.67)	(0.68)
Net asset value, end of year or period	$10.64	$10.58	$11.54	$11.73	$11.71	$11.35
Total return (b)	3.62%	-2.89%	3.62%	5.97%	9.28%	0.74%
Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$63,294	$59,694	$69,503	$68,245	$64,797	$48,426
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	0.93%	0.98%	0.89%	0.89%	0.89%	0.99%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.55%	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	6.43%	5.30%	4.86%	5.41%	5.52%	5.59%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	6.81%	5.64%	5.10%	5.65%	5.76%	5.93%
Portfolio turnover rate (b)	7%	33%	38%	58%	36%	33%

(a) Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the year or period.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.

Angel Oak Total Return Bond Fund - Institutional Class
Financial Highlights
(For a share outstanding during each year or period)

	For the Period Ended July 31, 2023 (Unaudited)	For the Year Ended January 31, 2023	For the Period Ended January 31, 2022 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$8.71	$9.77	$10.00
Income from investment operations:
Net investment income (loss)	0.19	0.24	0.09
Net realized and unrealized gain (loss) on investments (b)	(0.33)	(1.05)	(0.22)
Total from investment operations	(0.14)	(0.81)	(0.13)
Less distributions to shareholders:
From net investment income	(0.19)	(0.25)	(0.10)
Total distributions	(0.19)	(0.25)	(0.10)
Net asset value, end of year or period	$8.38	$8.71	$9.77
Total return (c)	-1.58%	-8.32%	-1.28%
Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$33,492	$34,786	$39,133
Ratio of expenses to average net asset before waiver and reimbursement/recoupment (d)	1.09%	1.17%	0.97%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.44%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	3.82%	2.08%	1.06%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	4.47%	2.67%	1.44%
Portfolio turnover rate (c)	25%	53%	22%

(a) Class commenced operations on June 4, 2021.
(b) Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUNDS
A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of the date of this Information Statement/Prospectus, each Acquiring ETF was not operational and, therefore, had no shareholders.
As of November 30, 2023, the Target High Yield Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target High Yield Fund’s shares are set forth below. As of November 30, 2023, the Officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of the Target High Yield Fund.
Target High Yield Fund - Control Persons

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	52.87%	Record

Target High Yield Fund - Class A Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owners
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	56.92%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz 39th Fl New York, NY 10004-1932	23.47%	Record
JP Morgan Securities LLC 825 S. Main St. Yreka, CA 96097-3320	7.09%	Record

Target High Yield Fund - Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owners
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	54.13%	Record
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	11.21%	Record
National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	8.73%	Record
Beneficial Owners
James Margard & Elizabeth Margard, JTWROS 99 Union St Unit 1101 Seattle WA 98101-5009	13.20%	Beneficial

C-1

As of November 30, 2023, the Target Total Return Bond Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Target Total Return Bond Fund’s shares are set forth below. As of November 30, 2023, the Officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of the Target Total Return Bond Fund.
Target Total Return Fund - Control Persons

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co c/o US Bank NA 1555 N Rivercenter Dr, Suite 302 Milwaukee, WI 53212-3958	100.00%	Record

Target Total Return Fund - Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	100%	Record

C-2

APPENDIX D - SHAREHOLDER INFORMATION FOR THE ACQUIRING ETFS
Buying and Selling Fund Shares
Each Acquiring ETF (for purposes of this Appendix D, each, a “Fund” and together, the “Funds”) issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (the “DTC”) or its nominee is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.
Frequent Purchases and Redemptions of Fund Shares
The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly from the Funds, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and lead to the realization of capital gains. The Funds’ fair valuation of their holdings consistent with the 1940 Act and Rule 2a-5 thereunder and their ability to impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades help to minimize the potential adverse consequences of frequent purchases and redemptions. For information regarding the circumstances under which a Fund may reject a purchase order, see “Acceptance of Orders of Creation Units” in the Funds’ SAI.
Determination of Net Asset Value
The price you pay for your shares is based on the applicable Fund’s NAV. Each Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). Each Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.
In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
In calculating a Fund’s NAV, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported, market value is determined based on quotes obtained from market makers or prices supplied by one or more third-party pricing source (“Pricing Services”), which may include evaluated prices. The types of investments in which the Funds typically invest are generally valued on the basis of evaluated prices provided by Pricing Services. Such prices may be based on a number of factors, including, among other things, information obtained from market makers and estimates based on recent market prices for investments with similar characteristics. If market or evaluated prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the applicable NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Adviser as the Funds’ valuation designee. For example, the Funds may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines, the Adviser (with the assistance of the Funds’ Pricing Services and other service providers) seek to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities. The fair value guidelines include the consideration of pricing information from one or more Pricing Service, which information is monitored by the Adviser daily. The Board of Trustees oversees the Adviser’s implementation of the fair value guidelines.
Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Funds at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. The Adviser will adjust the fair values assigned to securities in the Funds’ portfolios, to the extent necessary, as soon as market prices become available. The Adviser (and the Funds’ service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Funds’ portfolios. To the extent a Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Funds will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.
Because the Funds rely on various sources to calculate their NAVs, the Funds are subject to certain operational risks associated with reliance on the Pricing Services and other third-party service providers and data sources. A Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.
Delivery of Shareholder Documents – Householding
Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax adviser about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.
Each Fund has elected (or intends to elect) and intends to qualify each year for treatment as a regulated investment company (a “RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (APs only).
Taxes on Distributions
Each Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.
Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Dividends received by a Fund from an ETF or underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such ETF or underlying fund. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Certain of a Fund’s investment strategies may limit its ability to make distributions eligible for the reduced rates applicable to qualified dividend income.
Dividends received by a Fund from an ETF or underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such ETF or underlying fund.
Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from a Fund.
U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).
You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.
If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Shares and result in a higher capital gain or lower capital loss when the Shares are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Shares will be treated as gain from the sale of the Shares.
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of Shares by non-U.S. shareholders generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.
Taxes When Shares are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.
The cost basis of Shares of a Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the circumstances. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Foreign Investments by the Funds
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest such Fund received from sources in foreign countries.
Each Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. Such Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause such Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, such Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.
DISTRIBUTION
The Distributor, Quasar Distributors, LLC, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202.
The Board has adopted a Distribution and Service Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Acquiring MBS ETF. In accordance with the 12b-1 Plan, the Acquiring MBS ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. However, no Rule 12b-1 fees are currently paid by the Acquiring MBS ETF, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
The Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 with respect to the Acquiring High Yield ETF.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund is available on the Funds’ website at www.angeloakcapital.com.
ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.
Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Adviser, and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

INFORMATION STATEMENT / STATEMENT OF ADDITIONAL INFORMATION

January 29, 2024

For the Reorganization of

Angel Oak High Yield Opportunities Fund a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326 (404) 953-4900	Angel Oak Total Return Bond Fund a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326 (404) 953-4900
into	into
Angel Oak High Yield Opportunities ETF a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326 (404) 953-4900	Angel Oak Mortgage-Backed Securities ETF a series of Angel Oak Funds Trust 3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia 30326 (404) 953-4900
This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization (each such reorganization, a “Reorganization”) of each of the Angel Oak High Yield Opportunities Fund and the Angel Oak Total Return Bond Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Angel Oak Funds Trust (the “Trust”), into Angel Oak High Yield Opportunities ETF and Angel Oak Mortgage-Backed Securities ETF, respectively (each, an “Acquiring ETF” and together, the “Acquiring ETFs”), each a series of the Trust.
In connection with each Reorganization, each Target Fund will transfer all of its assets to the corresponding Acquiring ETF in return for shares of the corresponding Acquiring ETF and the Acquiring ETF’s assumption of the Target Fund’s liabilities.
This SAI, which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated January 29, 2024 relating to each Reorganization. To obtain a copy of the Information Statement/Prospectus, without charge, please write to the Target Funds at the address set forth above or call (855) 751-4324.

CONTENTS OF THE SAI
This SAI consists of the cover page and the information set forth below. The Acquiring ETFs have not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring ETFs are not available. Copies of the Acquiring ETFs’ annual and semi-annual reports, may be obtained when available, without charge, upon request by calling 1-800-617-0004 or visiting www.angeloakcapital.com.
INFORMATION INCORPORATED BY REFERENCE
This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:
•the Statement of Additional Information of the Target Funds, dated May 31, 2023, as amended and supplemented (File Nos. 333-197427 and 811-22980);
•the Annual Report for the Target Funds for the fiscal year ended January 31, 2023 (File No. 811-22980); and
•the Semi-Annual Report for the Target Funds for the fiscal period ended July 31, 2023 (File No. 811-22980).
PRO FORMA FINANCIAL STATEMENTS
Because each Acquiring ETF was newly-created for the purposes of its respective Reorganization, the Acquiring ETFs have not published annual or semi-annual shareholder reports. Pro forma financial statements are not presented for the Acquiring ETFs because each Acquiring ETF is a newly-created shell series of the Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in its respective Reorganization, and the corresponding Acquiring ETF, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Funds’ Annual Report has previously been transmitted to the Target Funds’ shareholders.
Supplemental Financial Information

Tables showing the fees and expenses of each of the Acquiring ETFs and each of the Target Funds, and the fees and expenses of each Acquiring ETF on a pro forma basis after giving effect to each proposed Reorganization, are included in the “Summary Comparison of the Funds - Fees and Expenses of the Funds” section in the Information Statement/Prospectus. The fee tables do not include separate pro forma tables representing the combined Funds following the Reorganizations because the Acquiring ETFs’ pro forma tables show the fees and expenses that will apply going forward; the Acquiring ETFs are not operational and do not currently have investment assets. The Reorganizations will not result in a material change to either of the Target Funds’ investment portfolios because the investment objectives and restrictions of each Target Fund are identical to the corresponding Acquiring ETF. As a result, schedules of investments of the Target Funds modified to show the effects of any changes is not required and is not included. There are no material differences in the accounting, valuation and tax policies of each of the Target Funds as compared to those of the corresponding Acquiring ETF.

SAI-1

THE TRUST
The Trust is an open-end management investment company consisting of multiple investment series. This SAI relates to the Acquiring ETFs (the “Funds”). The Trust was organized as a Delaware statutory trust on June 20, 2014 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates to the Angel Oak High Yield Opportunities ETF (the “High Yield ETF”) and Angel Oak Mortgage-Backed Securities ETF (the “MBS ETF”), each a series of the Trust.
Angel Oak Capital Advisors, LLC (the “Adviser”) serves as the Funds’ investment adviser. The High Yield ETF will acquire all of the assets and liabilities of the Angel Oak High Yield Opportunities Fund (the “Predecessor High Yield Fund”) and the MBS ETF will acquire all of the assets and liabilities of the Angel Oak Total Return Bond Fund (the “Predecessor Total Return Bond Fund”) in exchange for shares of beneficial interest of the respective Acquiring ETF (each, a “Reorganization”). As a result of the Reorganization, the High Yield ETF will be the accounting successor of the Predecessor High Yield Fund and the MBS ETF will be the accounting successor of the Predecessor Total Return Bond Fund.
The MBS ETF is a non-diversified series of the Trust, and the High Yield ETF is a diversified series of the Trust. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Funds.
The High Yield ETF will be the successor in interest to the Predecessor High Yield Fund, a mutual fund with the same investment objective and substantially the same investment strategy as the Fund, as a result of the reorganization of the Predecessor High Yield Fund into the High Yield ETF. The Predecessor High Yield Fund, in turn, is the successor in interest to the Rainier High Yield Fund (the “Rainier High Yield Fund”), a series of Rainier Investment Management Mutual Funds (the “Rainier Trust”), which had the same investment objective as the Predecessor High Yield Fund, as a result of the reorganization of the Rainier High Yield Fund into the Predecessor High Yield Fund on April 15, 2016. The Rainier High Yield Fund was advised by Rainier Investment Management, LLC and managed by one of the portfolio managers of the Predecessor High Yield Fund. On April 15, 2016, the shareholders of the Rainier High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Rainier High Yield Fund with and into the Class A and Institutional Class shares of the Predecessor High Yield Fund, respectively, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Original Shares and Institutional Shares of the Rainier High Yield Fund were transferred to the Trust in exchange for the Class A and Institutional Class shares of the Predecessor High Yield Fund. The Rainier High Yield Fund had a fiscal year end date of March 31. Following the reorganization of the Rainier High Yield Fund with and into the Predecessor High Yield Fund, the Predecessor High Yield Fund’s fiscal year end was changed to January 31. On December 31, 2022, changes were made to the Predecessor High Yield Fund’s investment strategies. As a result, the Predecessor High Yield Fund’s performance during periods prior to this date may have differed had the Fund’s current investment policies and strategies been in place at those times.
The MBS ETF will be the successor in interest to the Predecessor Total Return Fund, a mutual fund with the same investment objective but a different investment strategy as the Fund, as a result of the reorganization of the Predecessor Total Return Fund into the MBS ETF. The Predecessor Total Return Fund commenced operations on June 4, 2021 under the name “Angel Oak Core Impact Fund.” On December 31, 2022, the Fund’s name was changed to the “Angel Oak Total Return Bond Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and certain other changes were made to the Predecessor Total Return Fund’s investment strategies. As a result, the Predecessor Total Return Fund’s performance during periods prior to this date may have differed had the Fund’s current investment policies and strategies been in place at those times.
The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
NON-DIVERSIFICATION
The MBS ETF is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).
Although the Fund is non-diversified for purposes of the 1940 Act, the MBS ETF intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes
SAI-2

of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “Federal Income Taxes” in this SAI.
INVESTMENT POLICIES AND RISKS
The Funds’ principal investment strategies and the risks associated with the same are described in the “Fund Summary” and “Additional Information About the Funds’ Objectives, Principal Investment Strategies, and Principal Investment Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Funds may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus with respect to a Fund, should not be considered to be a principal strategy (or related risk) applicable to the Fund.
Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by Standard & Poor’s Ratings Group (“S&P”) or an equivalent rating from another National Recognized Statistical Ratings Organization, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. For additional information about these rating rankings, see Appendix A - Description of Securities Ratings.
Mortgage-Backed and Asset-Backed Securities. The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Funds receive monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.
In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options to for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a government-sponsored enterprise (“GSE”) in any quarter in which the GSE has a net worth deficit as defined in the respective SPA.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. Under a letter agreement entered into in January 2021, the GSEs are permitted to retain earnings and raise private capital to enable them to meet the minimum
SAI-3

capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits the GSEs to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and the GSEs have the minimum capital required by FHFA’s rules. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Funds’ investments to lose value.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Funds purchase a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Funds’ diversification tests.
FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the
SAI-4

FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
Classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.
CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Funds may not receive all or part of its principal. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Collateralized Debt Obligations (“CDOs”). The Funds may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.
Collateralized Loan Obligations (“CLOs”). The Funds may invest in CLOs, which are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Funds invest. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Funds as illiquid investments; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
Banks and Diversified Financials Risk. Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. A Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.
Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.
Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition,
SAI-5

the imposition of premium rate caps, or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.
The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.
Risks specific to the bank and diversified financial group of industries also may include:
Asset Quality and Credit Risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The financial companies in which a Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which a Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. A Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.
Capital Risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect stockholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on a Fund’s investments.
Earnings Risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to stockholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair a Fund’s investments.
SAI-6

Management Risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. A Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Funds’ long-term investment strategies, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which a Fund invests, may have an adverse impact on the Fund’s investment.
Litigation Risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which a Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which a Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.
Market Risk. The financial institutions in which a Fund may invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities, and derivatives of the financial institutions in which a Fund may invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which a Fund may invest as well as adverse effects on the Fund’s results from operations and overall financial condition.
Monetary Policy Risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.
Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which a Fund may invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Funds may invest.
Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate, and the value of a Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Funds’ investments. The Funds expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (“CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on a Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject a Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If a Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.
SAI-7

Credit Linked Notes (“CLNs”). The Funds may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.
Convertible Securities. The Funds may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. By investing in convertible securities, the Funds may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.
The Funds may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.
Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.
Foreign Securities. The Funds may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions and other similar measures, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Funds held in foreign countries. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund's liquidity and performance. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.
SAI-8

Decreases in the value of currencies of the foreign countries in which the Funds will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Funds’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Funds invest relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Funds’ assets (and possibly a corresponding decrease in the amount of securities to be liquidated).
Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Funds’ ability to repatriate investment income or capital and thus, may adversely affect the operations of the Funds. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Funds.
International trade tensions may arise from time to time which could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on a fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 27 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.
Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.
The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.
The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the Eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.
The United Kingdom (“UK”) withdrew from the EU on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” After an initial transition period, a provisional trade and cooperation agreement between the UK and EU was agreed to and went into force on January 1, 2021. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as in relation to financial services. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the UK's economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound's exchange rate against the U.S. dollar.
Market Disruptions Risk. The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from, but not limited to, war; terrorism; market manipulation; government interventions, defaults and shutdowns; political changes or diplomatic developments; embargoes, tariffs, sanctions and other trade barriers; public health emergencies (such as the spread of infectious diseases, pandemics and epidemics); and natural/environmental disasters. Any of these events could negatively impact the securities markets and cause
SAI-9

a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds’ service providers, including Angel Oak as the Funds’ investment adviser, rely, and could otherwise disrupt the Funds’ service providers’ ability to fulfill their obligations to the Funds.
The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including losses and overall volatility. The long-term impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.
In addition, U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which the Fund or an issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
To satisfy any shareholder redemption requests during periods of extreme volatility, it is more likely the Funds may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
Exchange-Traded Notes (“ETNs”). The Funds may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and exchange traded funds ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and
SAI-10

demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Fixed Income Securities. The Funds may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. A Fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by the Fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates. A Fund with a negative average portfolio duration may decline in value as interest rates decrease.
Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.
Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, a Fund may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.
A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.
High Yield Securities. When investing in fixed income securities, the Funds may purchase securities regardless of their rating, including fixed income securities rated below investment grade. Securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
SAI-11

The use of credit ratings to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.
U.S. Government Obligations. U.S. government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.
The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. In the past, the U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies.
Investment Company Securities. The Funds may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called “underlying funds”). The Funds may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.
To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (“P/E”) ratio, price/book (“P/B”) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.
When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.
Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income
SAI-12

securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.
There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Funds believe that in the event of the termination of an underlying fund or ETF, the applicable Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.
Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that a Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.
Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Funds may invest in underlying funds in excess of the 5% and 10% limits described above as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying fund. If a Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.
In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a subadviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent a Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict the Fund’s ability to acquire certain investments.
Money Market Funds. A Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for a Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV money market fund will fluctuate, when a Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares.
Illiquid Investments. The Funds may invest in illiquid investments (i.e., investments that are not readily marketable). Illiquid investments may include, but are not limited to, certain restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid investments if, as a result, such investments would comprise more than 15% of the value of the Fund’s net assets. The Funds have implemented a written liquidity risk management program and related procedures in accordance with SEC requirements (the “Liquidity Program”) that is reasonably designed to assess and manage the Funds’ “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund). Liquidity classifications will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program.
SAI-13

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity classification of the security.
Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the applicable Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Illiquid investments will be priced at fair value as determined in good faith under procedures approved by the Board of Trustees. If, through the appreciation of illiquid investments or the depreciation of liquid investments, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, the Fund will take appropriate steps to bring its illiquid investments to or below 15% of its net assets within a reasonable period of time.
Borrowing. The Funds may borrow for investment purposes and for other purposes permitted by the 1940 Act. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing subjects a Fund to costs in the form of interest, which the Fund may not recover through investment earnings. A Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Fund over the stated interest rate.
Pursuant to an exemptive order issued by the SEC on April 25, 2017, a Fund may engage in interfund lending transactions, to the extent such participation is consistent with the Fund’s investment objective and investment policies. As part of the interfund lending program, the Funds will have the ability to lend to each other, as detailed in the exemptive relief (the “InterFund Lending Program”). Any loan made through the InterFund Lending Program always would be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary cash management purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. No Fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating Funds. The interfund lending facility is subject to the oversight and periodic review of the Board.
No borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the interfund loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing Fund is unable to repay the loan when due, a delay in repayment to the lending Fund could result in a lost investment opportunity for the lending Fund.
Repurchase Agreements. Each Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the applicable Fund will seek to liquidate such collateral. The exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. Each Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.
The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the applicable Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Funds and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Funds may not be able to substantiate their interest in the underlying securities. While the management of the Trust
SAI-14

acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.
Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the applicable Fund continues to receive interest and principal payments on the securities sold. The Funds may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Reverse repurchase agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.
Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Funds. The Adviser expects, however, that generally the preferred stocks in which the Funds invest will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.
Derivative Instruments. The Funds’ derivatives and other similar instruments (collectively referred to in this section as “derivatives” or “derivative investments”) have risks, including the leverage, market, counterparty, liquidity, operational, and legal risks. They also involve the risk of imperfect correlation between the value of such instruments and the underlying assets of the applicable Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the applicable Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (OTC) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds.
SAI-15

Certain of the derivative investments in which the Funds may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify a Fund’s gains or losses and the risk of owning such instruments. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to the Funds’ derivative investments would not be available to the Funds for other investment purposes, which may result in lost opportunities for gain.
The use of derivatives may also subject a Fund to liquidity risk which generally refers to risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands noted above. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with a Fund. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Funds to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).
The Adviser, with respect to the Funds, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term Commodity Pool Operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or a Fund becomes subject to these requirements, as well as related NFA rules, the Funds may incur additional compliance and other expenses.
The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Act regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.
Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of such instruments. Pursuant to Rule 18f-4 under the 1940 Act, a fund’s derivatives exposure is limited through a value-at-risk (“VaR”) test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need
SAI-16

to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions.
The Funds’ investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as Angel Oak, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Funds. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Funds. Such policies could affect the nature and extent of derivatives use by the Funds.
Swaps. The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.
A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Funds. The Funds are permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Fund may recover nothing if the swap is held through the termination date. However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject a Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.
Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared and exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.
The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the applicable Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, a Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.
Options and Futures Risk. The Funds may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the applicable Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.
A Fund may purchase call and put options on specific securities in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options.
SAI-17

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option.
A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the applicable Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.
Engaging in transactions in futures contracts and options involves risk of loss to a Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the applicable Fund to substantial losses.
A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.
If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.
Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Cash Investments. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
Restricted Securities. Within its limitation on investment in illiquid investments, a Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid investments.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to
SAI-18

changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.
Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.
Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.
There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Funds’ investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.
Zero-Coupon, Delayed Interest, Pay-In-Kind, and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Municipal Securities. The Funds may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.
SAI-19

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.
The marketability, valuation or liquidity of municipal securities may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect fund performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers of a particular state, territory, commonwealth, or possession could affect the market value or marketability of any one or all such states, territories, commonwealths, or possessions.
The value of municipal securities may also be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. The obligations of the issuer to pay the principal of and interest on municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.
Securities Lending. Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The terms of each Fund’s loans permit each Fund to reacquire loaned securities upon demand within a customary settlement period. Loans are subject to termination at the option of the applicable Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.
The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the applicable Fund may be required to invest in securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Funds may invest in subordinated debt securities, including those issued by banks.
SAI-20

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.
When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.
Dollar Rolls. A dollar roll transaction involves a sale by a Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the applicable Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.
Equity Securities.
Common and Preferred Stock. The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.
The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
A risk of investing in common and preferred stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.
Warrants. The Funds may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.
Depositary Receipts. The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADR”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates
SAI-21

issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Funds invest in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Funds’ investment policies, the Funds’ investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.
Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.
General Risk. The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Operational and Reputational Risk. An investment in the Funds involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that a Fund will not suffer losses due to operational risk.
The Funds may be adversely affected if the reputation of the Adviser, its affiliates, or counterparties with whom the Funds associate is harmed. Reputational harm could result from, among other things: real or perceived legal or regulatory violations; failure in performance, risk management, governance, technology, or operations; or claims related to employee misconduct, allegations of employee wrongful termination, conflict of interests, ethical issues, or failure to protect private information. Similarly, market rumors and actual or perceived association with counterparties whose own reputations may become under question could ultimately harm the Funds as well. These harms could include, for example, large redemptions of shares of a Fund, a negative effect on the Funds’ ability to conduct business with counterparties, or hindering of the Adviser’s abilities to attract and/or retain personnel, including key personnel.
Cyber Security Risk. As technology becomes more integrated into the Funds’ operations, the Funds will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because each Fund works closely with third-party service providers (e.g., administrators, transfer agents, and custodians), cyber security breaches at such third-party service providers may subject a Fund to many of the same risks associated with direct cyber security breaches. The same is true for cyber security breaches at any of the issuers in which a Fund may invest. While the Funds have established risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed.
EXCHANGE LISTING AND TRADING
Shares are listed for trading and trade throughout the day on the NYSE Arca, Inc. (the “Exchange”).
There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained, including compliance with Rule 6c-11(c) under the 1940 Act; (ii) if, following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund; or (iii) a Fund no longer complies with certain listing exchange rules; or (iv) if such other event shall occur or condition shall exist that, in the
SAI-22

opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.
PORTFOLIO TURNOVER
The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, each Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates (more than 100%) may result in increased brokerage costs to the applicable Fund and a possible increase in short-term capital gains or losses.
Portfolio turnover rates for the Predecessor High Yield Fund and Predecessor Total Return Bond Fund for the fiscal years ended January 31, are shown in the table below. Portfolio turnover rates are not available for the Funds because the Funds have not yet commenced operations as of the date of this SAI. The increase in turnover rate for the Predecessor Total Return Bond Fund is due to the fact that the fiscal year ended January 31, 2022 was only a partial fiscal year for the Predecessor Total Return Bond Fund.

	2023	2022
Predecessor High Yield Fund	33%	38%
Predecessor Total Return Bond Fund	53%	22%(1)
(1) For the fiscal period June 4, 2021 (commencement of operations) through January 31, 2022.
INVESTMENT POLICIES
Fundamental. The investment policies described below have been adopted by the Trust with respect to each Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, each Fund’s investment objective as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.
The fundamental policies adopted with respect to each of the Funds are as follows:
1.Borrowing Money. The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.Senior Securities. The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.Underwriting. The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
4.Real Estate. The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
5.Commodities. The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.Loans. The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.Concentration. The High Yield ETF will not “concentrate” its investments in an industry or group of industries, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. Under normal circumstances, the MBS ETF will invest more than 25% of its total assets (measured at the time of purchase) in mortgage loans, residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
SAI-23

The following are interpretations of the fundamental investment policies of the Funds and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:
Borrowing Money. Under current law as interpreted by the SEC and its staff, a Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, in accordance with Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. The SEC adopted Rule 18f-4 related to the use of derivatives and other similar transactions by an investment company. The Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is generally subject to value-at-risk leverage limits, derivatives risk management program and reporting requirements, unless the Fund satisfies a “limited derivatives users” exception that is included in the rule.
Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts). In addition, this limitation does not preclude the Fund from holding or selling real estate acquired as a result of ownership through securities or other instruments.
Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry or group of industries. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements collateralized by U.S. government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity, or (2) investments in issuers domiciled in a single jurisdiction (other than investments in a single foreign government issuer) provided that the Fund does not invest greater than 25% in a particular industry or group of industries. The residential mortgage-backed securities (agency and non-agency), commercial mortgage-backed securities and mortgage loans in which the MBS ETF invests, under normal circumstances, more than 25% of its total net assets (measured at the time of purchase) are credit instruments that are backed by real estate and, consequently, are considered part of the real estate industry. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more
SAI-24

investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1 for the Funds set forth above.
Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
MANAGEMENT
Trustees and Officers
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. Additional information about the Trustees and officers of the Trust is provided in the following table.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(2)
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2014, Chair since 2017; indefinite terms	Executive Vice President, Recognos Financial (2015–2021); Independent financial services consultant (since 2005).	10	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Diversified Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired.	10	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (since 2008); Retired, President and CEO of JP Morgan Investment Management.	10	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Director, Commonfund Capital, Inc. (2015-2022); Director, The Commonfund (2012-2022); Trustee, Mirae Asset Discovery Funds (2010-2023).
SAI-25

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(2)
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	10	Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund)(since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Interested Trustees of the Trust
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (since 2009).	10	Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2017).	10	Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2023); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022-2022).
(1)The Fund Complex includes Angel Oak Funds Trust, and Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust, affiliated registrants not discussed in this SAI.
(2)The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (2018-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).
Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022); Lead Analyst, Trade Operations, Intercontinental Exchange, Inc. (2018-2019).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).
Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).
SAI-26

Additional Information Concerning the Board of Trustees.
The Role of the Board
The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the distributor, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board Meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for his services to the Trust, the Funds reimburse Angel Oak for a portion of the CCO’s salary.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Board Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.
The Board has an Independent Chairman. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Trust’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Trust.
The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer and the Chief Operating Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Funds.
With respect to liquidity, the Trust has implemented a liquidity risk management program on behalf of the Funds (the “Liquidity Program”) that is designed to assess and manage each Fund’s liquidity risk. The Board has designated the Adviser to administer the Liquidity Program. Under the Liquidity Program the Board will review periodic reports concerning Fund liquidity and review, no less frequently than annually, a written report prepared by the Adviser that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to
SAI-27

discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.
In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.
Mr. Cohen’s Trustee Attributes.
Mr. Cohen has over 41 years of experience in the financial services industry. He served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, from 2015 to 2021 and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Albe’s Trustee Attributes.
Mr. Albe has over 32 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Trust. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Schappert’s Trustee Attributes.
Mr. Schappert has over 47 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Ms. Mullins’ Trustee Attributes.
Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. From 2014-2022, Ms. Mullins was an independent contractor and CCO with SWM Advisors. She remains an independent contractor with SWM Advisors. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chairperson since 2017. Ms. Mullins is also an independent trustee for The Cushing Family of Funds. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Dunlap’s Trustee Attributes.
Mr. Dunlap has served in various portfolio management capacities for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak Funds, Mr. Dunlap is responsible of managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Board believes that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Ms. Pate’s Trustee Attributes.
Ms. Pate has over 15 years of experience in the financial services industry. Ms. Pate has served in various portfolio management capacities for Angel Oak since 2017, including serving as portfolio manager for certain Angel Oak funds and managing separately managed accounts. Prior to joining Angel Oak, she spent 10 years with Morgan Stanley, where she worked in equity research focusing on the financial sector, and led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. The Board believes that Ms. Pate’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
SAI-28

Board Committees
The Board has four standing committees: the Audit, Financial, and Administrative Oversight Committee; the Nominating and Governance Committee; the Compliance Oversight Committee; and the Valuation and Risk Management Oversight Committee.
The Audit, Financial and Administrative Oversight Committee is comprised of all of the Independent Trustees. The function of the Committee is to review the scope and results of the annual audit of the Funds and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ financial reporting. The Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Funds and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Trust’s management financial and administrative matters relating to the Funds. For the fiscal year ended January 31, 2023, the Audit, Financial and Administrative Oversight Committee met four times.
The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:
Secretary, Angel Oak Funds Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Committee met four times.
The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Trust and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Adviser, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Compliance Oversight Committee met four times.
The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Trust delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Trust’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of each series of the Trust and responds to other matters deemed appropriate by the Board.
The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Trust. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Trust is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Valuation and Risk Management Oversight Committee met four times.
Trustee Ownership of Fund Shares and Other Interests
The table below shows, for each Trustee, the amount of the Predecessor High Yield Fund’s and Predecessor Total Return Bond Fund’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity
SAI-29

securities of the Trust, as of December 31, 2023 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

	Dollar Range of Equity Securities in the:		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Name of Trustee	Predecessor High Yield Fund	Predecessor Total Return Bond Fund
Non-Interested Trustees
Alvin R. Albe, Jr.	A	A	E
Ira P. Cohen	A	A	A
Keith M. Schappert	A	A	E
Andrea N. Mullins	E	A	E
Interested Trustees
Samuel R. Dunlap	A	A	C
Cheryl M. Pate	A	A	D

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Trust’s principal underwriter or any of its affiliates.
Compensation
Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $65,000, (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year) and the Chairman of the Board receives an additional $12,000. Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.
The Trust does not have any pension or retirement plans. For the fiscal year ending January 31, 2024, the following compensation is estimated to be paid to the Trustees:

Name of Person/Position	Aggregate Compensation from Fund[1]	Total Compensation from the Funds and Fund Complex[2] Paid to Trustees
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$0	$125,000
Ira P. Cohen, Trustee, Chairman	$0	$137,000
Keith M. Schappert, Trustee	$0	$125,000
Andrea N. Mullins, Trustee	$0	$125,000
Interested Trustees[3]
Samuel R. Dunlap, Trustee	$0	$0
Cheryl M. Pate, Trustee[4]	$0	$0
(1)The Funds had not commenced operations as of January 31, 2024. Because Trustee compensation is covered by the unitary fee paid by each Fund, the Adviser, and not the Funds, will be responsible for compensating the Trustees with respect to the Funds for the future fiscal years ending January 31.
(2)The Fund Complex consists of Angel Oak Funds Trust and Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust, affiliated registrants not discussed in this SAI.
(3)As Interested Trustees, Mr. Dunlap and Ms. Pate do not receive compensation from the Fund Complex.
(4)Ms. Pate was appointed Interested Trustee on February 4, 2022.
SAI-30

Investment Adviser
The Funds’ Adviser is Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak Capital Advisors, LLC was formed in 2009 by the Managing Partners of the Adviser, Michael A. Fierman, and Sreeniwas (Sreeni) V. Prabhu. Angel Oak Capital Advisors is 93.3% owned by Angel Oak Asset Management Holdings, LLC.
Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight by the Board of Trustees. As compensation for its management services, the High Yield ETF is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.55% of the average daily net assets of the Fund, and the MBS ETF is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.79% of the average daily net assets of the Fund.
Under the advisory agreement, the Adviser is responsible for substantially all the expenses of the Funds (including expenses of the Trust relating to the Funds), except for the advisory fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser), and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of a Fund’s business. With respect to the MBS ETF, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the Adviser which are waived), brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.49% of the Fund’s average daily net assets (the “Expense Limit”) through September 30, 2025. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.
The following table describes the advisory fees paid to the Adviser by the Predecessor High Yield Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid (or Expenses Reimbursed)
January 31, 2023	$373,742	$(233,113)	$140,629
January 31, 2022	$408,758	$(176,290)	$232,468
January 31, 2021	$386,896	$(170,565)	$216,331
The following table describes the advisory fees paid to the Adviser by the Predecessor Total Return Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid (or Expenses Reimbursed)
January 31, 2023	$179,908	$(212,352)	$(32,444)
January 31, 2022(1)	$114,677	$(87,232)	$27,445
(1) For the fiscal period June 4, 2021 (commencement of operations) through January 31, 2022.
The Adviser retains the right to use the name “Angel Oak” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Angel Oak” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.
The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.
SAI-31

About the Portfolio Managers
Sreeniwas (Sreeni) V. Prabhu, Nichole Hammond, Matthew Kennedy, Berkin Kologlu, and Clayton Triick (the “Portfolio Managers”) have the primary responsibility for the day-to-day management of the High Yield ETF.
Nichole Hammond, Matthew Kennedy, Clayton Triick, and Namit Sinha have the primary responsibility for the day-to-day management of the MBS ETF.
As of September 30, 2023, the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Fund(s) for which they serve as a portfolio manager:
Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
4	15	0	0	12	0
$3,490,973,459	$2,180,757,075	$0	$0	$1,706,202,155	$0

Nichole Hammond

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	0	0	0	0	0
$90,970,560	$0	$0	$0	$0	$0
Matthew Kennedy

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
2	2	0	0	1	0
$184,822,668	$201,053,942	$0	$0	$109,454,758	$0
Berkin Kologlu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
3	2	5	0	1	0
$513,459,538	$201,053,942	$428,436,027	$0	$109,454,758	$0

Clayton Triick

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
7	2	4	0	1	0
$3,307,113,763	$201,053,942	$274,798,609	$0	$109,454,758	$0
SAI-32

Namit Sinha

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	0	0	0	14	0
$0	$0	$0	$0	$2,035,301,628	$0
Compensation: The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Some Portfolio Managers have profit interest units in the Adviser’s parent company in addition to their salary, bonus, and benefits package. These units participate in firm-wide profits and also convey capital value in the event of certain scenarios.
Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Funds may abuse their fiduciary duties to the Funds.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.
With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Funds. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.
From time to time, the Adviser may make investments at different levels of an issuer’s or borrower’s capital structure (including but not limited to investments in debt versus equity). In managing such investments, the Adviser will consider the interests of the Fund’s shareholders in deciding what actions to take with respect to a given issuer or borrower. These potential conflicts of interests may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.
Potential Restrictions and Issues Related to Material Non-Public Information: The Adviser and its affiliates may acquire confidential or material non-public information, and as a result, the Adviser may be restricted from trading in certain securities and instruments. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Adviser may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
The Funds are required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Fund(s) they manage as of the fiscal year ended January 31, 2023.
SAI-33

Portfolio Manager	Dollar Range of Equity Shares in the
	Predecessor High Yield Fund	Predecessor Total Return Fund
Sreeni V. Prabhu	$100,001 - $500,000	N/A
Sam Dunlap	None	None
Clayton Triick	None	None
Colin McBurnette	None	None
Berkin Kologlu	None	N/A
Matthew R. Kennedy	$100,001 - $500,000	None
Nichole Hammond	None	None
Ward Bortz	None	None
Namit Sinha	None	None
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.
As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the applicable predecessor funds’ voting securities and the percentage of the outstanding shares as of November 30, 2023, are set forth below. As of November 30, 2023, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding of each of the predecessor funds.

Predecessor High Yield Fund - Control Persons

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	52.87%	Record

Predecessor High Yield Fund - Class A Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owners
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	56.92%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz 39th Fl New York, NY 10004-1932	23.47%	Record
JP Morgan Securities LLC 825 S. Main St. Yreka, CA 96097-3320	7.09%	Record

SAI-34

Predecessor High Yield Fund - Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owners
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	54.13%	Record
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	11.21%	Record
National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	8.73%	Record
Beneficial Owners
James Margard & Elizabeth Margard, JTWROS 99 Union St Unit 1101 Seattle WA 98101-5009	13.20%	Beneficial

Predecessor Total Return Fund - Control Persons

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co c/o US Bank NA 1555 N Rivercenter Dr, Suite 302 Milwaukee, WI 53212-3958	100.00%	Record

Predecessor Total Return Fund - Institutional Class Principal Shareholders

Name and Address	% Ownership	Type of Ownership
Record Owner
Band & Co. c/o U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	100%	Record
SAI-35

PROXY VOTING POLICY
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the applicable Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).
In its role as investment adviser to the Funds, the Adviser has adopted those proxy voting policies adopted by the Trust. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Funds, the Fund has delegated to the Adviser the authority to act on its behalf to promote each Fund’s investment objective, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.
The Adviser will vote proxies in the best interests of the applicable Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Funds.
The Trust will file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N‑PX for the Funds will be available without charge, upon request, by calling toll-free (800) 617-0004 and on the SEC’s website at www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).
DESCRIPTION OF SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.
Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.
SAI-36

PORTFOLIO TRANSACTIONS
How Securities are Purchased and Sold
Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom the Fund sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.
Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.
The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.
In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.
Commissions Paid
The following table sets forth the brokerage commissions paid by the Predecessor High Yield Fund and Predecessor Total Return Bond Fund on portfolio brokerage transactions during the periods shown below:

Fiscal Year Ended	Predecessor High Yield Fund	Predecessor Total Return Bond Fund
January 31, 2023	$1,500	$1,026
January 31, 2022	$0	$0 (1)
January 31, 2021	$0	N/A
(1) For the fiscal period June 4, 2021 (commencement of operations) through January 31, 2022.

Adviser Responsibility for Purchases and Sales
The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the applicable Fund rather than by any formula.
The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for a Fund is prompt execution of orders in an effective manner and at the most favorable price available.
Choosing Broker-Dealers
The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.
Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for a Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.
The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.
Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in
SAI-37

Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units— Creation Transaction Fee” and “—Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute a Fund’s portfolio transactions in connection with such orders.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
Securities of Regular Broker-Dealers
From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. As of January 31, 2023, the Predecessor Funds did not own any securities of their regular brokers or dealers.
Obtaining Research from Brokers
The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Funds to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Funds’ investors.
SAI-38

Counterparty Risk
The Adviser monitors the creditworthiness of counterparties to the Funds’ transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.
Transactions through Affiliates
The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.
Other Accounts of the Adviser
Investment decisions for each Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its respective affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC
SAI-39

Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND REDEMPTION OF CREATION UNITS
A Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities and/or in cash for the value of such securities. The NAV of a Fund’s shares is determined once each Business Day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.
Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt, on any Business Day, of an order in proper form. The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit. Each Fund has adopted policies and procedures governing the process of constructing baskets of Deposit Securities (defined below), Fund Securities (defined below) and/or cash, and acceptance of the same (the “Basket Procedures”). The consideration for purchase of a Creation Unit of a Fund generally consists of either: (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in a Fund’s portfolio and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time by the Sub-Adviser, in accordance with the Basket Procedures, with a view to the investment objective of such Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation
SAI-40

Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations. The composition of the Deposit Securities may also change in response to portfolio adjustments, interest payments and corporate action events.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash.
Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Funds, the order cut-off time for orders to purchase Creation Units is the time disclosed in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the applicable Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on
SAI-41

the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to such Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units, provided that such actions do not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give
SAI-42

notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units provided that such actions do not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder.
All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Unit Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation unit transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation unit transaction fee from time to time. The fixed creation unit transaction fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the applicable Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Creation Unit Transaction Fee	Maximum Variable Transaction Fee
High Yield ETF	$300	2%
MBS ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind and/or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption
SAI-43

received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds; custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
High Yield ETF	$300	2%
MBS ETF	$300	2%
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units of a Fund must be submitted in proper form to the Transfer Agent prior to the time disclosed in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
SAI-44

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one business day of the trade date.
The Trust may, in its discretion and in accordance with the Basket Procedures, exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, and in accordance with the Basket Procedures, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Funds may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the applicable Fund could be significantly affecting by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed for more than seven days with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which the SEC has declared a market emergency; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Share for a Fund is computed by dividing the value of the net assets of the applicable Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s NAV per Share, the Funds’ investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
TAXATION
The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting each Fund and its shareholders and is in addition to the
SAI-45

information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of each Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.
This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.
Qualification as a Regulated Investment Company
Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.
Federal Income Tax Consequences of Qualification
As a regulated investment company, each Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a regulated investment company, generally a Fund must satisfy the following requirements:
•The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).
•The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.
•The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.
While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that a Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that a Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).
A Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
SAI-46

As of the fiscal year ended January 31, 2023, the Predecessor Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated (if applicable):

	Predecessor High Yield Fund	Predecessor Total Return Fund
No expiration short-term	$1,293,466	$557,001
No expiration long-term	$3,121,730	$2,242,599
Total	$4,415,196	$2,799,600
Failure to Qualify
If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, a Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
Failure to qualify as a regulated investment company would thus have a negative impact on the applicable Fund’s income and performance. It is possible that any Fund will not qualify as a regulated investment company in any given tax year.
Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you out of such income generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders.
A portion of a Fund’s distributions paid to individuals may be treated as “qualified dividend income,” and may be subject to a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that the applicable Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.
Given each Fund’s investment strategies, it is not expected that a significant portion of any Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.
Each Fund intends to operate, each year, using a fiscal and taxable year ending January 31.
Distributions by a Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Each Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the applicable Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.
SAI-47

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.
Certain Tax Rules Applicable to Fund Transactions
For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.
Some of the debt securities that may be acquired by a Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
Each Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.
Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.
SAI-48

The Funds may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.
Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. A Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
If a Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If a Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to regulated investment companies. A Fund’s income inclusion with respect to a CFC is generally treated as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company either if (A) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
The Funds might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess
SAI-49

inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.
Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a tax year is subject to an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any tax year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the tax year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the tax year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Federal Excise Tax
A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company did not incur any Federal income tax. The balance of a Fund’s income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.
For purposes of calculating the excise tax, each Fund is generally required to: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any tax year in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include such gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.
Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.
Sale, Exchange or Redemption of Shares
In general, you will recognize gain or loss on the sale, exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific
SAI-50

identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding
Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 24% of taxable distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.
State and Local Taxes
The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in a Fund.
Foreign Income Tax
Investment income received by a Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by a Fund.
Foreign Shareholders
The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in a Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.
Properly reported dividends received by a foreign shareholder from a regulated investment company are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). A Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if a Fund reported all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
SAI-51

OTHER FUND SERVICE PROVIDERS
Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as, U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant and transfer agent to the Funds pursuant to respective agreements. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Funds’ administration agreement with Fund Services, the administrator will receive a portion of fees from the Funds as part of a bundled-fees agreement for services performed as administrator, transfer agent and fund accountant. The administrator expects to receive a fee based on the average daily net assets of the Funds, subject to an annual minimum amount.
The following table provides information regarding fees paid by the Predecessor High Yield Fund to Fund Services and its affiliates during the periods indicated below:

Fiscal Period Ended	Fees Paid for Administrative Services
January 31, 2023	$89,420
January 31, 2022	$91,461
January 31, 2021	$101,084

The following table provides information regarding fees paid by the Predecessor Total Return Bond Fund to Fund Services and its affiliates during the periods indicated below:

Fiscal Period Ended	Fees Paid for Administrative Services
January 31, 2023	$53,972
January 31, 2022 (1)	$29,788
(1) For the fiscal period June 4, 2021 (commencement of operations) through January 31, 2022.
Custodian
U.S. Bank National Association (the “Custodian”) is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services and the Custodian, are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which a Fund may invest.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (the “Auditor”) has been selected as the independent registered public accounting firm for the Funds. The Auditor’s address is 342 North Water Street, Suite 830, Milwaukee, WI 53202. The Auditor will perform an annual audit of the Funds’ financial statements and will provide financial, tax and accounting services as requested.
Legal Counsel
Dechert LLP, located at 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.
DISTRIBUTOR
The Trust and Quasar Distributors, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes Shares. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a
SAI-52

Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202.
Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
Intermediary Compensation. The Adviser, or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by a Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call (855) 751-4324.
DISTRIBUTION PLAN
The Funds have adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Funds. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement.
The Plan provides that each Fund is authorized to pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund in connection with the promotion and distribution of such Fund’s shares or the provision of personal services to such Fund’s shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing such Fund’s shareholder accounts (“12b-1 Expenses”). The applicable Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of such Fund’s shares, or who provides certain shareholder services, pursuant to a written agreement.
The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit each Fund’s shareholders because an effective sales program typically is necessary for the Funds to reach and maintain a sufficient size to achieve efficiently their investment objectives and to realize economies of scale.
No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees.
For the fiscal year ended January 31, 2023, the following 12b-1 Expenses were incurred by the applicable predecessor funds:
SAI-53

	Predecessor High Yield Fund	Predecessor Total Return Fund
Advertising/Mailing	—	—
Printing/Mailing	—	—
Compensation to Underwriter	$1,462	$0
Compensation to Broker-Dealer	$8,817	$0
Compensation to Sales Personnel	—	—
Interest, carrying or other financing charges	—	—
Other	—	—
Total	$10,279	$0
For the fiscal year ended January 31, 2023, the following unreimbursed expenses were incurred under the predecessor funds’ Plan and may be carried over to future years:]

Fund	Aggregate Amount	Aggregate Amount as a % of Net Assets
Predecessor High Yield Fund	$664	0.00%
Predecessor Total Return Fund	$0	0.00%
OTHER MATTERS
Code of Ethics
The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Funds and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.
Registration Statement
This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.
Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.
FINANCIAL STATEMENTS
The High Yield ETF has adopted the financial statements of the Predecessor High Yield Fund and the MBS ETF has adopted the financial statements of the Predecessor Total Return Bond Fund. The Predecessor Funds’ audited financial statements for the fiscal year ended January 31, 2023, including the notes thereto and the report of Cohen & Company, Ltd., the Predecessor Funds’ independent registered public accounting firm, included in the Predecessor Funds’ Annual Report are incorporated into this Statement of Additional Information by reference. In addition, the Predecessor Funds’ unaudited financial statements for the six-month period ended July 31, 2023, including the notes thereto, included in the Predecessor Funds’ Semi-Annual Report are incorporated into this Statement of Additional Information by reference. You may obtain a copy of the Predecessor Funds’ or Funds’ (when available) Annual or Semi-Annual Report without charge by calling by calling 1-800-617-0004 or visiting www.angeloakcapital.com.

SAI-54

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS
A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa    Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa    Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A    Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa    Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba    Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B    Obligations rated B are considered speculative and are subject to high credit risk.

Caa    Obligations rated Caa are judged to speculative be of poor standing and are subject to very high credit risk.

Ca    Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•Nature and provisions of the financial obligation and the promise S&P imputes;

•Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA    An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA    An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-1

A    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more weaken the obligor’s capacity to meet its financial commitments on the obligation.

Note    Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC    An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C    An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D    An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Note    Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA    Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-2

AA    Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB    Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB    Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B    Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC    Default of some kind appears probable.

C    Default is imminent.

RD    Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D    Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

A-3

Note    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B. Preferred Stock Ratings

1. Moody’s Investors Service

Aaa    An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa    An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

A    An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa    An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba    An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B    An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa    An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca    An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C    This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note    Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C. Short Term Ratings

1. Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1    Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2    Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3    Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

A-4

NP    Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note    Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2. Standard and Poor’s

A-1    A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B    A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1    A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2    A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3    A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D    A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note    Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-5

F1    Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2    Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3    Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C    High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
A-6